                                                                   EXHIBIT 10.1





















                                     SEALY
                                     -----

                              PROFIT SHARING PLAN
                              -------------------
















                                              Amendment and
                                              Restatement Date: December 1, 1989

                               TABLE OF CONTENTS
                               -----------------

                                                                                                ARTICLE NO.
                                                                                                -----------
NAME AND PURPOSE                                                                                     1

DEFINITIONS                                                                                          2

ELIGIBILITY AND PARTICIPATION                                                                        3

DEFERRED PAY OPTION                                                                                  4

COMPANY CONTRIBUTIONS                                                                                5

LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS                                                         6

INVESTMENT FUNDS AND DIRECTION OF INVESTMENT                                                         7

ACCOUNTS                                                                                             8

VESTING                                                                                              9

RETIREMENT BENEFITS                                                                                 10

DEATH BENEFITS                                                                                      11

DISTRIBUTIONS                                                                                       12

LOANS TO PARTICIPANTS                                                                               13

ADMINISTRATION                                                                                      14

PROHIBITION AGAINST ALIENATION                                                                      15

AMENDMENT AND TERMINATION                                                                           16

TOP-HEAVY PROVISIONS                                                                                17

ROLLOVERS AND TRANSFERS INVOLVING OTHER QUALIFIED
 RETIREMENT PLANS                                                                                   18

TRANSFERRED EMPLOYEES                                                                               19

PARTICIPATING COMPANIES                                                                             20

LIMITATIONS ON ANNUAL ADDITIONS                                                                     21

MISCELLANEOUS                                                                                       22

                                     SEALY
                                     -----
                              PROFIT SHARING PLAN
                              -------------------


                 THIS AMENDMENT AND RESTATEMENT is entered into by SEALY CORPORATION, a Delaware corporation, (hereinafter called the "Company");

                              W I T N E S S E T H:
                              --------------------

                 WHEREAS, the Company previously established the Sealy, Incorporated Employees' Thrift Plan (the "Thrift Plan"), effective January 1, 1977; and

                 WHEREAS, the Company amended and restated the Thrift Plan as the Sealy Profit Sharing Plan (the "Plan"), effective January 1, 1988, in order to provide Participants with the opportunity to make deferred pay contributions pursuant to Section 401(k) of the Internal Revenue Code and to make certain other desirable changes; and

                 WHEREAS, the Company desires to amend the Plan in order to conform it to the Tax Reform Act of 1986, the Consolidated Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, and subsequent legislation and to make certain other necessary or desirable changes;

                 NOW, THEREFORE, in consideration of the mutual covenants and undertakings of the parties hereto, it is agreed that said Plan be amended, generally effective the 1st day of December, 1989, except as hereinafter provided, as follows:

                                   ARTICLE 1
                                   ---------
                             PRELIMINARY PROVISIONS
                             ----------------------


                 1.1 NAME. The name of this Plan, as amended and restated, shall be the SEALY PROFIT SHARING PLAN.

                 1.2 EFFECTIVE DATE. The provisions of the Plan were originally effective January 1, 1977.

                 1.3 RESTATEMENT DATE. The provisions of the Plan as amended and restated herein are effective December 1, 1989, except as otherwise provided herein.

                 1.4 PURPOSE. This Plan was originally created and is hereby continued for the purpose of providing benefits to the Participants in this Plan upon their Retirement and for the purpose of providing such other benefits to such Participants and their Beneficiaries as are hereinafter described.

                                   ARTICLE 2
                                   ---------
                                  DEFINITIONS
                                  -----------


                 The use of neuter, masculine and feminine pronouns shall each be read to include the others and the use of the singular shall be read to include the plural and vice versa. Unless the context otherwise indicates, the following terms used herein shall have the following meanings whenever used in this instrument:

                 2.1 ACCOUNTS. The word "Accounts" shall mean "Deferred Pay Accounts" established pursuant to Articles 4, 5 and 8 hereof, "Employer Base Accounts" established pursuant to Articles 5 and 8 hereof, "Profit Sharing Accounts" established pursuant to Articles 5 and 8 hereof, "Employee After-Tax Accounts" established pursuant to Article 8 hereof, "Distributable Accounts" established pursuant to Articles 8, 9, 10 and 11 hereof and "Rollover Accounts" established pursuant to Articles 8 and 18 hereof.

                 2.2 ACTIVE PARTICIPANT. The words "Active Participant" shall mean a Participant during any year in which he is a Covered Employee of a Participating Company; provided, however, that a Participant who transfers employment from a Participating Company to an Affiliate or from an Affiliate to a Participating Company shall be subject to the provisions set forth in Article 19 hereof; and provided further that, effective June 1, 1990, a Participant who remains in the employ of the Company but shall not satisfy the requirements for active participation shall be deemed to be an inactive Participant.

                 2.3 AFFILIATE. The word "Affiliate" shall mean a corporation which would be defined as a member of a controlled group of corporations which includes a Participating Company or any business organization which would be defined as a trade or business (whether or not incorporated) which is under "common control" with a Participating Company within the meaning of Sections 414(b) and (c) of the Code, and any member of an "affiliated service group," as defined in Section 414(m) of the Code or is a part of any other arrangement as defined in regulations under Section 414(o) of the Code, which includes a Participating Company but, in each case, only during the periods any such corporation, business organization or member would be so defined.

                 2.4 ALLOCATION DATE. The words "Allocation Date" shall mean a date selected by the Company as of which allocations are made to Accounts. As of the Restatement Date, such date shall be the last day of each of the Participating Companies' Taxable Years.

                 2.5 ANNUAL ADDITIONS. The words "Annual Additions" shall mean with respect to each Participant the sum of the following amounts in any Plan Year:

                 (a) the contributions of a Participating Company (including amounts contributed by the Participating Companies to the Trustee pursuant to a Participant's election under Section 4.1 hereof) or a Related Company credited to his accounts with respect to such Plan Year under all defined contribution plans of the Company or any Related Company which plans meet the requirements of Section 401(a) of the Code;

                 (b) forfeitures creditable to his accounts under all such defined contribution plans of a Participating Company or any Related Company with respect to such Plan Year;

                 (c) unless the provisions of this Section 2.6(c) cease to be required by the Code, amounts allocated, in Plan Years beginning after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by a Participating Company or any Related Company and amounts derived from contributions paid or accrued after December 31, 1985, in Plan Years ending after such date, which are attributable to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in
                          Section 419(e) of the Code, maintained by a Participating Company or any Related Company.

                 2.6 BENEFICIARY. The word "Beneficiary" shall mean any person, other than an alternate payee as defined in Section 15.1 hereof, who receives or is designated to receive payment of any benefit under the terms of this Plan because of the participation of another person in this Plan.

                 2.7 CODE. The word "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and lawful regulations and pronouncements promulgated thereunder. Whenever a reference is made to a specific Code section, such reference shall be deemed to include any successor Code section having the same or a similar purpose.

                 2.8 COMMITTEE. The word "Committee" shall mean the Benefit Appeals Committee constituted under the provisions of Article 14 of this Plan.

                 2.9 COMPANY. Effective June 1, 1990, the word "Company" shall mean Sealy Corporation or any corporation or any other business organization which shall assume the obligations of Sealy Corporation under this Plan as provided herein with respect to the Participants.

                 For periods on and after the Restatement Date but prior to June 1, 1990, the word "Company" shall mean The Ohio Mattress Company Licensing and Components Group (formerly known as Sealy, Incorporated), or any corporation or any other business organization which shall assume the obligations of The Ohio Mattress Company Licensing and Components Group, as provided herein with respect to the Participants.

               2.10 COMPENSATION. Effective December 1, 1992, the word "Compensation" shall mean all remuneration paid by Participating Companies to a Participant during a Plan Year for services rendered as a Covered Employee to Participating Companies, including wages or salaries (including amounts contributed by the Participating Company to the Trustee pursuant to a Participant's election under Section 401(k) of the Code and further including amounts contributed to any plan of the Company under Section 125 of the Code), incentive payments to sales representatives under the Sealy Sales Incentive Compensation Program, commissions and overtime but shall not include bonuses, whether discretionary or non-discretionary, any extra benefits such as payment by the Company of hospitalization, group insurance, expense reimbursement, amounts allocated under Section 5.1 of this Plan, severance pay or other special benefits. The amount of a Participant's Compensation for any Plan Year shall be determined as of the last day of such year.

               Notwithstanding the foregoing, the maximum Compensation of any Highly Compensated Employee that can be considered for any purpose under this Plan prior to December 1, 1994 shall be Two Hundred Thousand Dollars ($200,000.00) and on and after December 1,

1994, shall be One Hundred Fifty Thousand Dollars ($150,000.00), both subject to adjustments for increases in the cost of living as shall be prescribed by the Secretary of the Treasury pursuant to Section 401(a)(17) of the Code. In determining the limit on Compensation set forth in the preceding sentence, the family aggregation rules contained in Section 414(q) (6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year. If, as a result of the application of such family aggregation rules, the limit on Compensation set forth above is exceeded, the amount of each family member's Compensation which shall count toward the limit shall equal that portion of the limit which bears the same relationship to the limit as such family member's Compensation, determined under this Section 2.10 prior to the application of such Compensation limit ("unlimited compensation"), bears to the total unlimited compensation of all the family members.

               2.11 CONTINUOUS SERVICE. Effective June 1, 1990, the words "Continuous Service" shall mean for an Employee of a Participating Company, his length of service from the later of his Date of Hire to his date of Termination of Employment which follows such Date of Hire, even if such company was not a Participating Company at the time of the Participant's Date of Hire.

               2.12 COVERED EMPLOYEE. The words "Covered Employee" shall mean an Employee during any period that he is employed by a

Participating Company; provided, however, that no such Employee shall be a "Covered Employee" during any period that he:

               (a) is employed in a unit of Employees which is covered by a collective bargaining agreement to which a Participating Company is a party (unless such collective bargaining agreement provides for participation in this Plan);

               (b) is employed only by an Affiliate which is not a Participating Company;

               (c) on and after June 1, 1990, is covered by a defined benefit plan, qualified under Section 401(a) of the Code, to which a Participating Company makes contributions; or

               (d)        is employed as a Leased Employee.

               2.13 DATE OF HIRE. The words "Date of Hire" shall mean the date on which an Employee commences employment and works at least one (1) Hour for a Participating Company or any Affiliate, even if such company was not a Participating Company at the time of such Date of Hire, and shall mean, in the case of a rehired Employee, the first date following his previous Termination of Employment on which he works at least one (1) Hour for a Participating Company or any Affiliate, even if such company was not a Participating Company on such date.

               2.14 DISABILITY. The word "Disability" shall mean any disability which prevents an Employee from performing each of the material duties of his regular occupation.

               2.15 EFFECTIVE DATE. The words "Effective Date" of this Plan shall mean January 1, 1977.

               2.16 EMPLOYEE. The word "Employee" shall mean any common-law employee or Leased Employee of a Participating Company or an Affiliate. The word "Employee" shall not include any person who renders service to a Participating Company or an Affiliate solely as a director or independent contractor.

               2.17 ERISA. The acronym "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and lawful regulations and pronouncements promulgated thereunder. Whenever a reference is made to a specific ERISA section, such reference shall be deemed to include any successor ERISA section having the same or similar purpose.

               2.18 HIGHLY COMPENSATED EMPLOYEE. The words "Highly Compensated Employee" shall mean an Employee or a former Employee who is highly compensated for a Plan Year as described in Section 414(q) of the Code, which is hereby incorporated by reference, and who is described for informational purposes herein as an Employee during a Plan Year if either:

               (a)        during the preceding Plan Year, he:

                            (i) was at any time a five percent (5%) or more actual or constructive owner of a Participating Company or any Affiliate;

                           (ii)   received Testing Compensation from a
                                  Participating Company and any Affiliate
                                  greater than Seventy-Five Thousand Dollars
                                  ($75,000.00) (plus any increase for cost of living as determined by the Secretary of the Treasury or his delegate);

                          (iii)   received Testing Compensation from a
                                  Participating Company and any Affiliate
                                  greater than Fifty Thousand Dollars
                                  ($50,000.00) (plus any increase for cost of living after 1994 as determined by the Secretary of the Treasury or his delegate) and was in the "top paid group" of Employees of a Participating Company or any Affiliate for such Plan Year; or

                           (iv) was at any time an officer of a Participating Company or any Affiliate and received Testing

                               Compensation greater than Forty-Five Thousand Dollars ($45,000.00) or, if greater, fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code for such Plan Year (plus any increase for cost of living after 1994 as determined by the Secretary of the Treasury or his delegate); or

               (b)        during the current Plan Year, he either:

                            (i) was at any time a five percent (5%) or more actual or constructive owner of a Participating Company or any Affiliate; or

                           (ii) was one of the one hundred (100) highest paid Employees of a Participating Company or any Affiliate for the current Plan Year and meets the requirements of (a)(ii), (a)(iii) or
                                  (a)(iv) above for the current Plan Year.

               For purposes of determining the members of the "top paid group" under subsection (a)(iii) above, an Employee is a member of the top paid group for any Plan Year if for such Plan Year the Employee is a member of a group consisting of the top paid twenty percent (20%) of Employees of a Participating Company or any Affiliate ranked on the basis of Testing Compensation from a Participating Company and any Affiliate paid during the Plan Year. In determining the members of the top paid group, the following Employees shall be excluded:

               (A) Employees who have not completed six (6) months of service;

               (B) Employees who normally work less than seventeen and one-half (17-1/2) Hours per week;

               (C) Employees who normally work in less than six (6) months during any year;

               (D)        Employees who have not attained age twenty-one (21);

               (E) except to the extent provided in regulations, Employees who are included in a unit of Employees covered by any agreement which the Secretary of

                          Labor finds to be a collective bargaining agreement between employee representatives and a Participating Company or any Affiliate; and

               (F) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from a Participating Company and any Affiliate which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

The Company may elect (in such manner as may be provided by the Secretary of the Treasury or his delegate) to apply subsections (A), (B), (C), or (D) above by substituting a shorter period of service, smaller number of Hours or months, or lower age for the period of service, number of Hours or months, or age (as the case may be) than that specified in such subsection.

               For purposes of determining the number and identity of "officers" in subsection (a)(iv) above:

               (1) The total number of Employees treated as officers shall be limited to the lesser of:

                            (I)   fifty (50); or

                           (II) the greater of three (3) Employees or ten percent (10%) of all Employees of a Participating Company and any Affiliate; but

               (2) If no Employee would be described as an officer pursuant to subsection (a)(iv), the highest paid officer shall be treated as described in such subsection.

               A highly compensated former employee is described for informational purposes herein as a former Employee if either:

               (a) such former Employee was a Highly Compensated Employee when such former Employee terminated his employment; or

               (b) such former Employee was a Highly Compensated Employee at any time after attaining age fifty-five
                          (55).

               If any individual is a member of the family of a five percent (5%) owner or of a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Testing Compensation by a Participating Company or any Affiliate during the Plan Year, then for purposes of any Section of this Plan which uses the term Highly Compensated Employee, (A) such individual shall not be considered a separate Employee, and
(B) any such Testing Compensation paid to such individual by a Participating Company or any Affiliate (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the five percent (5%) owner or Highly Compensated Employee. For purposes of the foregoing, the word "family" shall mean, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants. Notwithstanding the foregoing, for purposes of Section 2.10, the word "family" shall only include the Employee's spouse and lineal descendants under age nineteen (19).

               2.19 HOURS. The word "Hours" shall mean for any Employee who is covered by the Fair Labor Standards Act, as amended, the actual number of Hours for which he is directly or indirectly paid or entitled to payment by a Participating Company or any Affiliate, including payments pursuant to an award or agreement requiring a Participating Company or an Affiliate to pay back wages, irrespective of mitigation of damages. Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by reference. For any Employee who is not covered by the Fair Labor Standards Act, as amended, such an Employee shall be credited with the equivalent of one hundred ninety (190) Hours for each month he is paid or entitled to payment by the Company or any Affiliate for at least one (1) Hour pursuant to Section 2530.200b-3(e)(ii) of the Department of Labor Regulations which are incorporated herein by reference.

               Notwithstanding the foregoing,

               (a) no Employee shall be credited with more than 501 Hours with respect to payments he receives or is entitled to receive during any single continuous period during which he performs no services for a Participating Company or an Affiliate (irrespective of whether he has terminated employment) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence;

               (b) no Employee shall be credited with Hours with respect to payments he receives or is entitled to receive during a period when he performs no services for a Participating Company or an Affiliate under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, disability insurance or Federal Social Security laws; and

               (c) no Employee or former Employee shall be credited with Hours with respect to payments he receives or is entitled to receive under a pension benefit plan to which a Participating Company or an Affiliate has contributed during a period when he performs no services for a Participating Company or an Affiliate.

Notwithstanding the foregoing provisions of this Section 2.19, in the event any Employee does not perform services for the Company or any Affiliate by reason of either:
                   (i)    the pregnancy of such Employee; or

                  (ii)    the birth of a child of such Employee; or

                 (iii) the placement of a child with such Employee in connection with the adoption of such child by such Employee; or

                  (iv) caring for such child for a period beginning immediately following such birth of placement;

such Employee shall, solely for purposes of determining whether the Employee has incurred a One (1) Year Break-In-Service pursuant to Section 2.24 hereof, be credited either with the Hours which otherwise would normally have been credited to such Employee but for such absence or, in any case in which the Plan Administrator is unable to determine the Hours described in the preceding clause, eight (8) Hours per day of such absence provided, however, that the total number of Hours which an Employee may be credited with by reason of any such pregnancy, birth or placement shall not exceed 501 Hours. An Employee shall be credited with the Hours described in the preceding sentence only in the Taxable Year in which the absence from work begins if the Employee would be prevented from incurring a One (1) Year Break-In-Service in such Plan Year solely because the Employee is credited with Hours pursuant to the preceding sentence or, in any other case, in the immediately following Taxable Year. The Plan Administrator may require any Employee who is absent from work because of any such pregnancy, birth or placement to furnish to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish both that the Employee's absence from work is because of such pregnancy, birth or placement and the number of days during which the Employee was absent because of such pregnancy, birth or placement.

               2.20 LEASED EMPLOYEE. The words "Leased Employee" shall mean an individual who is an employee of an organization which has entered into an employee leasing arrangement with a Participating Company or an Affiliate and who is required to be treated as an Employee of a Participating Company or an Affiliate for certain employee benefits law purposes pursuant to Section 414(n) of the Code.

               2.21 LIMITATION YEAR. The words "Limitation Year" shall mean the twelve (12) month period ending on December 31 in each calendar year. For periods prior to the effective date, the words "Limitation Year" shall mean the Limitation Years and, with appropriate adjustments, short limitation periods, established by the Company or by regulations issued by the Secretary of the Treasury or his delegate, for purposes of determining compliance with
Section 415 of the Code.

               2.22 MILITARY SERVICE. The words "Military Service" shall mean duty in the Armed Forces of the United States, whether voluntary or involuntary, provided that the Employee serves not more than one voluntary enlistment or tour of duty, and further provided that such voluntary enlistment or tour of duty does not follow involuntary duty.

               2.23 NORMAL RETIREMENT DATE. The words "Normal Retirement Date" shall mean for each Participant the date upon which he attains age sixty-five (65).

               2.24 ONE (1) YEAR BREAK-IN-SERVICE. The words "One (1) Year Break-In-Service" shall mean for any Employee or former Employee a Plan Year, ending after his Termination of Employment, during which the Employee or former Employee did not complete more than five hundred (500) Hours for a Participating Company or any Affiliate.

               2.25 PARTICIPANT. The word "Participant" shall mean any person who becomes a Participant in this Plan in accordance with Article 3 hereof. A person shall cease to be a Participant upon his Termination of Employment.

               2.26 PARTICIPATING COMPANY. The words "Participating Company" shall mean the Company and any plant locations of the Company, its subsidiaries and its Affiliates which shall be designated as Participating Companies by the Company.

               2.27 PERIOD OF SEVERANCE. The words "Period of Severance" shall mean for any Employee or former Employee a period commencing on his Termination of Employment and ending on the date such Employee or former Employee is rehired by a Participating Company or any Affiliate.
Notwithstanding the foregoing provisions of this Section 2.27, in the event any Employee ceases to be actively employed by reason of either:

               (a)        the pregnancy of such Employee; or

               (b)        the birth of a child of such Employee; or

               (c) the placement of a child with such Employee in connection with the adoption of such child by such Employee; or

               (d) caring for such child for a period beginning immediately following such birth or placement;

such Employee's Period of Severance shall be deemed to have commenced on the later of the first anniversary of the date he ceased to be actively employed or his Termination of Employment.

               2.28 PLAN. The word "Plan" shall mean this Plan as originally executed and as may be amended from time to time.

               2.29 PLAN ADMINISTRATOR. The words "Plan Administrator" shall mean the person or persons, corporation or partnership designated as Plan Administrator under Article 14 hereof.

               2.30 PLAN YEAR. The words "Plan Year" shall mean the twelve (12) month period ending on November 30 in each calendar year.

               2.31 RELATED EMPLOYER. The words "Related Employer" shall mean a corporation which would be defined as a member of a controlled group of corporations which includes a Participating Company or any business organization which would be defined as a trade or business (whether or not incorporated) which is under "common control" with a Participating Company within the meaning of Sections 414(b) and (c) of the Code, after substituting the phrase "more than fifty percent (50%)" for the phrase "at least eighty percent (80%)" each place that the latter phrase appears in Section 1563(a)(1) of the Code, and any member of an "affiliated service group", as defined in
Section 414(m) of the Code, which includes a Participating Company but, in each case, only during the periods any such corporation, business organization or member would be so defined.

               2.32 RESTATEMENT DATE. The words "Restatement Date" shall mean the Effective Date of this Amendment and Restatement which date is December 1, 1989.

               2.33 TAXABLE YEAR. The words "Taxable Year" shall mean the annual accounting period of each of the Participating Companies.

               2.34 TERMINATION OF EMPLOYMENT. The words "Termination of Employment" shall mean for any Employee the occurrence of any one of the following events:

               (a) he is discharged by a Participating Company or any Affiliate unless he is subsequently reemployed and given pay back to his date of discharge;

               (b) he voluntarily terminates employment with a Participating Company or any Affiliate;

               (c) he retires from employment with a Participating Company or any Affiliate;

               (d) he fails to return to work at the end of any leave of absence authorized by a Participating Company or any Affiliate, or within ninety (90) days following such Employee's release from Military Service or within any other period following Military Service in which his right to reemployment with a Participating Company or any Affiliate is guaranteed by law, or within three (3) days after he has been recalled to work following a period of layoff;

               (e) he has been disabled for at least eighteen (18) months or for a lesser period if such Employee has requested to be considered terminated and there is no reasonable expectation that such Employee will return to work; or

               (f) he has been continuously laid-off for twelve (12) months.

In the case of the occurrence of any event described in (d) or (e) of this
Section 2.34, the date of such Employee's Termination of Employment shall be deemed to be the first day of any such period of leave of absence, layoff, or Military Service.

               2.35 TESTING COMPENSATION. The words "Testing Compensation" shall mean remuneration used for testing purposes under this Trust and Plan. The words "Testing Compensation" shall be interpreted according to their context and:

               (a) when used to determine compliance with Section 415 of the Code pursuant to Article 21 hereof, Testing Compensation shall mean all amounts paid to him as payment for services rendered by him to the Company or any Related Employer which may be taken into account for purposes of determining limitations on Annual Additions and benefits under Section 415 of the Code but shall not include, among other items, amounts contributed by a Participating Company to the Trustee pursuant to a Participant's election under
                          Section 4.1 hereof;

               (b) when used to determine the identity of Highly Compensated Employees, Testing Compensation shall mean Testing Compensation adjusted to include and exclude certain items of remuneration as required by
                          Section 414(q) of the Code, including adding amounts contributed by a Participating Company to the Trustee pursuant to a Participant's election under Section
                          4.1 hereof and a Participant's elective contributions to a cafeteria plan pursuant to Section 125 of the Code and adjusted to exclude remuneration from a Related Employer which is not a Participating Company or Affiliate;

               (c) when used to determine satisfaction of the deferral percentage limit, the contribution percentage limit and the multiple use test of Article 6 of this Trust and Plan, Testing Compensation shall mean "compensation" for such Plan Year as defined in
                          Section 414(s) of the Code; and

               (d)        when used to determine top heavy status pursuant to
                          Article 17 hereof, Testing Compensation shall mean Testing Compensation as defined in (a) above, adjusted to exclude remuneration from a Related Employer which is not a Participating Company or Affiliate.

               2.36 TRUST FUND. The word "Trust Fund" shall mean the trust maintained pursuant to the Sealy Profit Sharing Trust, as it may be amended from time to time.

               2.37 TRUSTEE. The word "Trustee" shall mean such Trustee as is appointed by the Company and any successor Trustee or

Trustees. Effective June 1, 1990, the Trustee shall be IDS Trust Company, a division of IDS Bank and Trust, now known as American Express Trust Company.

               2.38 VALUATION DATE. The term "Valuation Date" shall mean the date upon which a Participant's Account may be valued for purposes of investment direction and distribution of accrued vested benefit. Each business day of the Plan Year shall be considered as a Valuation Date.

               2.39 VESTED INTEREST. The words "Vested Interest" shall mean with respect to any Participant (a) plus (b) minus (c), where:

               (a) equals the amount, if any, then credited to his Deferred Pay Account, Employer Base Account, Rollover Account and Distributable Account which previously was a Profit Sharing Account maintained on his behalf;

               (b)        equals the sum of:

                            (i) his Profit Sharing Account multiplied by his Vested Percentage; plus

                           (ii) any distributions made to the Participant from his Profit Sharing Account since his earliest Date of Hire which has not been followed by five (5) consecutive One (1) Year Breaks-In-Service, multiplied by his Vested Percentage; and

               (c) equals the amount of any distributions made to the Participant from his Profit Sharing Account since his earliest Date of Hire which has not been followed by five (5) consecutive One (1) Year Breaks-In-Service.

               2.40 VESTED PERCENTAGE. The words "Vested Percentage" shall mean for any Participant a percentage determined on the basis of his number of years of Vesting Service in accordance with the following table:

                 Years of Vesting Service               Vested Percentage
                 ------------------------               -----------------
                 Less than 2 years                             0%
                 2 but less than 3 years                      20%
                 3  "   "    "   4   "                        40%
                 4  "   "    "   5   "                        60%
                 5  "   "    "   6   "                        80%
                 6 or more years                             100%

               2.41 VESTING SERVICE. The words "Vesting Service" shall mean for any Employee the sum of (a) plus (b) plus (c) below, where:

               (a) equals the aggregate of all his periods of Continuous Service prior to the Restatement Date;

               (b) equals one (1) year for the Plan Year commencing immediately prior to the Restatement Date, provided that such Employee completed at least one thousand (1,000) Hours for a Participating Company or an Affiliate during said Plan Year; and

               (c) equals the number of Plan Years, commencing on and after the Restatement Date during which such Employee completed at least one thousand (1,000) Hours for a Participating Company or an Affiliate.

A Participant's Vesting Service shall exclude any years of Vesting Service which a rehired Employee had prior to the date of his most recent Termination of Employment, determined as of such date of Termination of Employment pursuant to this Section 2.41 and this sentence provided that such rehired Employee:

                            (i) did not have a Vested Interest under this Plan on such date of Termination of Employment;

                           (ii) has had either five (5) consecutive One (1) Year Breaks-In-Service since the last day of such Vesting Service; and

                          (iii) the number of years of such Vesting Service is less than or equal to the number of consecutive One (1) Year Breaks-In-Service which he had after the last day of such Vesting Service.

                                   ARTICLE 3
                                   ---------
                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------


                 3.1 CONTINUED PARTICIPATION OF PRIOR PARTICIPANTS. Every Covered Employee employed at a facility of a Participating Company identified in Article 20 who was a Participant in the Plan as constituted immediately prior to the Restatement Date (or in the Ohio Mattress Company Profit Sharing Plan prior to its merger with this Plan) shall become a Participant or continue as a Participant under this Plan, as amended, and shall remain a Participant until his Termination of Employment.

                 3.2 ELIGIBILITY OF NEW EMPLOYEES. Any other Covered Employee employed at a facility of a Participating Company identified in
Article 20 shall be qualified to become a Participant under the Plan when he has completed at least six (6) months of eligibility service.

                 For purposes of this Section 3.2, "eligibility service" shall be the aggregate of all of an Employee's periods of employment. Each such period of employment shall be measured from his Date of Hire to his following date of Termination of Employment. In addition, if any Employee is rehired within twelve (12) months of:

                 (1)      the date of his Termination of Employment; or

                 (2) if earlier, the first day of any period of leave of absence, layoff, or Military Service after the end of which the Employee did not return to work for a Participating Company prior to his Termination of Employment;

such Employee's eligibility service shall include the Period of Severance measured from his date of Termination of Employment until his subsequent date of rehire.

                 Two or more periods of employment or Periods of Severance that are included in a Participant's eligibility service and that contain fractions of a year (computed in months and days) shall be aggregated on the basis of twelve (12) months constituting a year and thirty (30) days constituting a month.

                 3.3 ENTRY DATES. Each Covered Employee who is eligible to become a Participant on the Restatement Date shall become a Participant as of that date. Each Covered Employee who may become eligible on or after the Restatement Date but prior to December 1 1992 shall become a Participant as of the first day of the Plan Year coinciding with or next following his eligibility, if he then continues to be eligible. Each Covered Employee who may become eligible on or after December 1, 1992 shall become a Participant as of the June 1 or December 1 of the Plan Year coinciding with or next following his eligibility, if he then continues to be eligible.

                 3.4 ACTIVE, INACTIVE AND REHIRED PARTICIPANT. A Participant shall be considered to be an Active Participant as determined in accordance with Article 2 of the Plan. If a Participant ceases to be a Covered Employee but continues to be an Employee of a Participating Company or any Affiliate, he will be an inactive Participant during such period of employment. An inactive Participant who again becomes a Covered Employee shall become an Active Participant immediately upon his again becoming a Covered

Employee. In the event a Participant incurs a Termination of Employment, he shall cease to be a Participant upon such Termination of Employment. If he is later reemployed by a Participating Company, he shall again become a Participant upon his date of rehire. If he becomes a Covered Employee upon his date of rehire or thereafter, he shall become an Active Participant in this Plan on the date he again becomes a Covered Employee. If a former Active Participant again becomes an Active Participant, he shall become eligible to make an immediate election pursuant to Section 4.1 to make deferred pay contributions to the Plan effective in accordance with reasonable and uniform procedures established by the Administrator.

                                   ARTICLE 4
                                   ---------
                              DEFERRED PAY OPTION
                              -------------------


                 4.1 ELECTION TO DEFER PAY. Pursuant to uniform rules and procedures prescribed by the Plan Administrator, an Active Participant may elect in writing that a stated whole percentage (such percentage being within the limitations set forth in Section 4.2 hereof) of his unpaid Compensation for a Taxable Year shall be paid by a Participating Company to the Trustee hereunder and be treated as a contribution by the Participating Company. A Participant's election hereunder shall be conditioned upon:

                 (a) his right to defer the imposition of federal income tax on such deferred Compensation until a subsequent distribution of such amount under this Plan; and

                 (b) the Participating Company's right to deduct such amount for federal income tax purposes before taking into account any contributions made by the Participating Company under Article 5 hereof and after taking into account any contributions made by the Participating Company under any other profit sharing, pension and stock bonus plans maintained by a Participating Company which meet the requirements of Section 401(a) of the Code.

                 4.2 PERCENTAGE LIMITATIONS. A Participant shall be permitted to elect to have a Participating Company make contributions to this Plan equal to any stated whole percentage of his for a Plan Year by means of a Compensation reduction arrangement described in Section 4.1 hereof. The minimum and maximum percentage which may be designated by a Participant shall
be determined by the Plan Administrator in its sole discretion.    As of the
Restatement Date, a Participant may elect to defer between two percent (2%) and twelve percent (12%), inclusive, of his Compensation for a Plan Year, subject to the dollar limit set forth in Section
6.2 hereof.  The percentage designated by a Participant pursuant to this
Article 4 shall continue in effect until changed or revoked, notwithstanding any changes in the amount of such Participant's Compensation.

                 4.3 PAYMENTS OF DEFERRALS TO TRUST. All amounts paid by a Participating Company to the Trustee pursuant to Section 4.1 above shall be paid in cash no later than the date on which such amounts can reasonably be segregated from a Participating Company's general assets. In any event, such amounts shall be paid to the Trustee not later than ninety (90) days after the date on which such amount would otherwise have been payable to the Participant in cash.
                 4.4 DEFERRED PAY ACCOUNT. Any amounts contributed by a Participating Company pursuant to a Participant's election under Section 4.1 above shall be held by the Trustee as a part of the Trust Fund, shall be specifically allocated to a Deferred Pay Account for the benefit of such Participant and shall be invested and reinvested, valued and administered in accordance with the terms of this Plan. Any amounts credited to a Participant's Deferred Pay Account shall be fully vested and nonforfeitable at all times.
                 4.5 CHANGES IN DEFERRED PAY ELECTIONS. A Participant may change the percentage of his Compensation to be contributed to this Plan pursuant to Section 4.1 hereof by providing such notice as the Plan Administrator shall in its sole discretion require; provided, however, that:
                 (a) on or after the Restatement Date but prior to June 1, 1992, each Participant may change such percentage only once in each Plan Year, effective on the December following such notice; and

                 (b) effective June 1, 1992, each Participant may change such percentage no more than twice each Plan Year effective the June 1 or December 1, whichever shall first occur, after such notice.

Notwithstanding the foregoing, a Participant may suspend his deferred pay contributions to this Plan at any time, by giving the Plan Administrator appropriate notice of such suspension. In the event that a Participant suspends his deferred pay contributions to this Plan, he may elect to recommence making deferred pay contributions as follows:

                 (1) on or after the Restatement Date but prior to June 1, 1992, as of the December 1 following such suspension; and

                 (2) effective on or after June 1, 1992, as of any June 1 or December 1 following such suspension.

                                   ARTICLE 5
                                   ---------
                             COMPANY CONTRIBUTIONS
                             ---------------------

                 5.1 COMPANY CONTRIBUTION. For each Taxable Year, a Participating Company may, not later than the last day upon which it may make a contribution under this Plan and secure under the Code a deduction of such contribution in the computation of its Federal income taxes for the Taxable Year for which such payment is made, make a contribution in cash or other property. The amount of each such contribution shall be approved, ratified or confirmed by the Board of Directors of such Participating Company. At the time the Participating Company pays the contribution to the Trustee, it shall designate whether said contribution or a portion thereof is an employer profit sharing contribution or an employer base contribution to be allocated as set forth in Section 5.2 below.

                 5.2 ALLOCATION OF COMPANY CONTRIBUTION. A Participating Company's contribution made pursuant to Section 5.1 above shall be allocated as set forth below in Section 5.3 among either the Profit Sharing Accounts or Employer Base Accounts of:

                 (a)      each Participant who:

                            (i) was an Active Participant on the Allocation Date coinciding with the last day of the Plan Year; and

                           (ii) completed at least one thousand (1,000) Hours during such Plan Year; and

                 (b)      each Participant who:

                            (i) ceased to be an Active Participant on the Allocation Date coinciding with the last day of the Plan Year; and

                           (ii) completed at least one thousand (1,000) Hours during such Plan Year; and

                 (c)      each Participant who:

                            (i) on or after the Restatement Date but prior to June 1, 1990, retired from a position as an Active Participant during the Plan Year; and

                           (ii) on or after June 1, 1990, died, became disabled or retired after having attained his early or normal retirement date during the Plan Year, provided such Participant died, became disabled or retired from a position as an Active Participant and completed at least one thousand (1,000) Hours during such Plan Year.

Except as set forth in paragraph (c) above and Article 19 hereof, the Profit Sharing Accounts and Employer Base Accounts of Participants whose employment terminated prior to such Allocation Date shall not be allocated any portion of said contribution.

                 5.3 EMPLOYER PROFIT SHARING CONTRIBUTIONS AND BASE CONTRIBUTIONS. The Profit Sharing Account of each Participant eligible to receive an allocation of the contributions made pursuant to Section 5.1 hereof and designated as an employer profit sharing contribution shall be credited with that portion of the Participating Company's contribution (after the deduction of expenses of administering this Plan and the Trust pursuant to
Section 3.9 of the Trust Agreement, if applicable) for such Plan Year which bears the same relationship to the Participating Company's contribution as such Participant's Compensation during such Plan Year bears to the total Compensation of all such Participants employed by such Participating Company during such Plan Year whose Profit Sharing Accounts are eligible to receive such an allocation.

                 A Participating Company's contribution which has been designated as an employer base contribution pursuant to Section 5.1 above shall be allocated to the Employer Base Account of each Participant who is eligible to receive an allocation as set forth above in Section 5.2 in an amount equal to that portion of the contribution which is allocated as set forth above in the first paragraph of this Section 5.3.

                 Amounts credited to a Participant's Profit Sharing Account shall be subject to the vesting schedule set forth in Article 2 hereof.
Amounts credited to a Participant's Employer Base Account shall be fully vested and nonforfeitable at all times.

                 5.4 TIMING OF ALLOCATIONS. The amounts allocated to any Participant's Profit Sharing Account or Employer Base Account under this
Article 5 shall for all purposes be deemed to have been credited not later than the Allocation Date which occurred within the Plan Year as to which the contributions were made.

                                   ARTICLE 6
                                   ---------
                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS
                  --------------------------------------------


                 6.1 CONTRIBUTIONS ARE SUBJECT TO LIMITATIONS. The amount and allocation of contributions and the allocation of forfeitures under this Plan shall be subject to several limitations. Those limitations shall be as follows:

                 (a) deferred pay contributions made to the Plan pursuant to a Participant's deferral election under Article 4 of the Plan shall be subject to the individual dollar limit described in Section 6.2 hereof;

                 (b) deferred pay contributions made to the Plan pursuant to a Participant's deferral election under Article 4 of the Plan and the employer base contributions made to the Plan pursuant to Article 5 hereof shall be subject to the deferral percentage limit set forth in
                          Section 6.3 hereof;

                 (c)      All contributions made pursuant to Article 4 and
                          Article 5 of the Plan shall, in the aggregate, be subject to the deductibility limit set forth in
                          Section 6.4 hereof; and

                 (d) The allocation of all of the foregoing contributions and the allocation of all forfeitures shall, in the aggregate, be subject to the limitation on Annual Additions set forth in Article 21 hereof.

                 6.2 THE DOLLAR LIMIT. The amount of the Participating Company contribution under Article 4 of the Plan with respect to the taxable year of a Participant made pursuant to a Participant's deferral election plus similar amounts contributed on a similar basis by any other employer (whether or not related to a Participating Company) required by law to be aggregated with such contributions under this Plan shall not exceed Seven Thousand Dollars ($7,000.00) plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code. In the event that the contributions pursuant to Section 4.1 of the Plan for a Participant's taxable year exceed such limit, the excess contributions together with any earnings allocable to such excess contributions shall be refunded to the Participant by the April 15th next following the close of such taxable year. The amount of any such refund shall be debited to the Participant's Deferred Pay Account.

                 In the event that the Plan Administrator shall receive notice from a Participant by the March 1 next following the close of a Participant's taxable year that the contributions on behalf of the Participant under Section
4.1 hereof together with similar contributions under plans of other employers shall have exceeded such limit, the Plan Administrator shall cause the amount of excess contributions specified by the Participant together with any earnings allocable to such excess contributions to be refunded to the Participant by the April 15th next following the receipt of such notice. The amount of any such refund shall be debited to the Participant's Deferred Pay Account.

                 6.3 DEFERRAL PERCENTAGE LIMIT. The contributions made for a Plan Year pursuant to an Active Participant's deferral election under
Section 4.1 hereof shall be limited so that the average deferral percentage for the Active Participants who are Highly Compensated Employees shall not exceed an amount determined based upon the average deferral percentage for the Active Participants who are not Highly Compensated Employees, as follows:

                        (A)                                                        (B)
                 Average Deferral                                            Limit on Average
                   Percentage for                                         Deferral Percentage for
              Active Participants who                                       Highly Compensated
                   are not Highly                                          Active Participants
                   Compensated                                            -----------------------
              -----------------------
                Less than 2%                                              2 times Column (A)
                2% or more but less than 8%                               Column (A) plus 2%
                8% or more                                                1.25 times Column (A)

For purposes of the foregoing, the "deferral percentage" for an Active Participant for any Plan Year shall equal a fraction, the numerator of which shall equal the total of the employee deferred pay contributions made on his behalf for such Plan Year pursuant to Article 4 hereof plus, the employer base contributions made on his behalf for such Plan Year pursuant to Article 5 hereof and the denominator of which shall equal his Testing Compensation for such Plan Year.

                 6.4 DEDUCTIBILITY LIMIT. In no event shall the amount of all contributions by a Participating Company pursuant to Article 5 hereof, together with all amounts contributed by such Participating Company to the Trustee pursuant to Participants' elections under Section 4.1 hereof, exceed the maximum amount allowable as a deduction under Section 404(a)(3) of the Code or any statute of similar import, including the amount of any contribution carryforward allowable under said Section 404(a)(3). This limitation shall not apply to contributions which may be required in order to provide the minimum contributions described in Article 17 for any Plan Year in which this Plan is top-heavy. Nor shall this limitation apply to contributions which may be required in order to recredit the Account of any rehired Participant whose

Account is to be recredited with previously forfeited amounts as described in
Section 9.5 hereof.

                 6.5 CORRECTING EXCESS CONTRIBUTIONS. In the event that the limitations set forth in Sections 6.2 or 6.3 shall be exceeded, the Plan Administrator shall take action to reduce future contributions made pursuant to
Section 4.1 and Article 5 hereof as appropriate. Such action may include a reduction in the future rate of deferral pursuant to Section 4.1 hereof of any Participant who is a Highly Compensated Employee pursuant to any legally permissible procedure. In the event that such action shall fail to prevent the excess, prior contributions made pursuant to Section 4.1 hereof shall be distributed to the Participant on whose behalf such contribution was made. In the event that distributions must be made in order to bring the Plan into compliance with Section 6.3 or 6.4 hereof, the Plan Administrator shall reduce the deferral percentage of Participants who are Highly Compensated Employees in descending order, beginning with the highly compensated participant(s) with the highest deferral percentage, until such limitations have been satisfied. In performing such reduction, the reduced deferral percentage of any affected Participant who is a Highly Compensated Employee shall in no event be lower than that of the highly compensated participant with the next highest deferral percentage. Any Participant whose deferral percentage is reduced pursuant to this Section 6.5 for any Plan Year shall have the portion of the amounts contributed pursuant to Section 4.1 hereof for such Plan Year which exceeds such reduced percentage plus any income allocable to such excess contributions during such Plan Year distributed to him within two and one-half (2-1/2) months after the end of such Plan Year. For purposes of adjusting excess contributions to take into account income and losses during the Plan Year, the income or loss shall be allocated in accordance with the procedures for the allocation of income and loss as set forth in Article 8 hereof. In the event that the contribution percentage of any Participant who is a Highly Compensated Employee must be reduced in order to bring the Plan into compliance with Section 6.5 hereof, the same procedure as is set forth above for reducing Participants' deferral percentages shall apply in reducing their contribution percentages. Any adjustments made in Deferred Pay Accounts shall be made in a uniform manner for similarly situated Participants.

                                   ARTICLE 7
                                   ---------
                  INVESTMENT FUNDS AND DIRECTION OF INVESTMENT
                  --------------------------------------------


                 7.1 PERMITTED INVESTMENTS BY PARTICIPANTS. The Plan Administrator may, in its sole discretion, from time to time, direct that Participants, former Participants and Beneficiaries be permitted to direct the investment of any or all their Profit Sharing Accounts, Employer Base Accounts, Deferred Pay Accounts, Rollover Accounts and Distributable Accounts under the Plan in such investment media, whether limited or unlimited, as shall be designated by the Plan Administrator, from time to time, subject to the limitations hereinafter set forth in this Article 7. Any direction of the Plan Administrator pursuant to this Section 7.1 shall apply to all Participants, former Participants and Beneficiaries in a uniform and nondiscriminatory manner. In the event the Plan Administrator directs that Participants be permitted to direct the investment of any such Accounts, the Plan Administrator shall notify the Participants, former Participants and Beneficiaries of such fact. To the extent that any Participant, former Participant or Beneficiary fails to give investment directions to the Trustee, amounts credited to any such Accounts shall be invested in accordance with the direction of the Plan Administrator. If the Company shall determine that the Plan should comply with the provisions of Section 404(c) of ERISA insofar as is practical, it shall direct that appropriate steps be taken in furtherance thereof.

                 7.2 INVESTMENT FUNDS. The investment funds which may be selected by the Company shall include, but not be limited to, the following:

                 (a)      Money Market Funds;

                 (b)      Mutual Funds;

                 (c)      Equity Funds;

                 (d)      Fixed Income Funds;

                 (e)      Any pooled investment fund established by a bank;

                 (f)      Any insurance company's general account; and

                 (g) Any special account established and maintained by any insurance company.

The Company shall have the sole discretion to determine the number of investment funds to be maintained hereunder and the nature of the funds and may change or eliminate the funds provided hereunder from time to time, except that on or after January 1, 1994, the number of such funds shall not be less than three (3), and of the funds selected, at least three (3) shall be diversified and have materially different risk and return characteristics, as determined by the Company.

                 Effective as of June 1, 1990, investments shall be made in certain collective trust funds of IDS Trust Company, now known as American Express Trust Company, and certain mutual funds of IDS Trust Company, now known as American Express Trust Company.

                 7.3 INVESTMENT DIRECTIONS. A Participant, former Participant or Beneficiary shall, by appropriate direction to the Trustee, acceptable in form and manner to the Plan Administrator and the Trustee, direct the investment of amounts contributed on his behalf in such funds, as noted in Section 7.2, as may be provided by the Plan Administrator. In doing so, any such individual's investment elections shall be made in accordance with such rules as are established by the Plan Administrator from time to time in its sole discretion. Any rules established by the Plan Administrator pursuant to this Section 7.3 shall apply to all Participants, former Participants and Beneficiaries in a uniform and nondiscriminatory manner. In the event that a Participant, former Participant or Beneficiary does not direct the investment of amounts credited to his Accounts, such amounts shall be invested in a default fund designated by the Company.

                 Notwithstanding anything to the contrary in this Article 7, the Company, Plan Administrator and Trustee may decline to follow any investment direction which, if implemented:

                 (a)      would not be in accordance with the Plan documents;

                 (b) would cause the indicia of ownership of Plan assets to be maintained outside the jurisdiction of the United States District Courts;

                 (c)      would jeopardize this Plan's tax-qualified status;

                 (d) could result in a loss in excess of the balance of the Participant's, former Participant's, or Beneficiary's Accounts;

                 (e)      would cause this Plan to engage in:

                            (i) a sale or exchange with a Participating Company or Affiliate (except as with respect to certain qualifying employer securities as defined in Section 407(d)(5) of ERISA which meet the requirements of Section 408(e) of ERISA and 29 CFR Section
                                  2550.404c-1(d)(2)(ii)(E)(4));

                           (ii) a lease between this Plan and a Participating Company or Affiliate or a loan to a Participating Company or Affiliate;

                          (iii) acquisition or sale of real property of a Participating Company or Affiliate; or

                           (iv) acquisition or sale of securities of a Participating Company or Affiliate other than certain qualifying employer securities as defined in Section 407(d)(5) of ERISA which meet the requirements of Section 408(e) of ERISA and 29 CFR Section
                                  2550.404c-1(d)(2)(ii)(E)(4);

                 (f) would result in a prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA; or

                 (g)      would generate income taxable to this Plan.

                 7.4 CHANGES IN INVESTMENT DIRECTIONS. All directions as to the investment of his Accounts by a Participant, former Participant or Beneficiary shall be deemed to be continuing directions until they shall have been changed. A Participant, former Participant or Beneficiary may change his direction of investment in any of the funds designated by the Plan Administrator pursuant to Section 7.2 above by providing such notice as the Plan Administrator, in its sole discretion, shall require. Effective as of June 1, 1990, such changes may be made during any business day of any Plan Year.

                 7.5 VALUATION OF INVESTMENT FUNDS. Any fund established pursuant to this Article 7 shall be valued and adjusted according to the procedures set forth in Article 8 hereof as a separate Trust Fund. It is intended that this Section 7.5 operate to adjust each investment fund to reflect all income attributable to each such fund and changes in the value of each such fund's assets, as the case may be, along with contributions received and distributions made as of any Valuation Date.

                 7.6 CESSATION OF DIRECTED INVESTMENTS BY PARTICIPANTS. Pursuant to uniform and nondiscriminatory rules, the Plan Administrator may direct that the Accounts of Participants previously directed for investment purposes by Participants shall cease to be so directed, effective as of a date specified by the Plan Administrator. As of the date immediately preceding the date as of which such Accounts shall cease to be directed for investment purposes by Participants, the Trustee shall value the assets of the Accounts pursuant to Section 7.5 hereof and credit or debit such Accounts with any gain or loss in the value of the assets of said Accounts since the most recent prior Valuation Date. Upon completion of said valuation and adjustment of Accounts, the Accounts shall cease to have specific assets allocated to them and shall thereafter be adjusted as provided in Article 8 hereof.

                                   ARTICLE 8
                                   ---------
                                    ACCOUNTS
                                    --------


                 8.1 DESIGNATION OF DIFFERENT ACCOUNTS. Accounts being maintained under the Plan immediately prior to June 1, 1990 shall continue to be maintained under the Plan as amended and restated herein, and shall be credited, debited and adjusted as provided in this Plan. Such Accounts shall be categorized, as of June 1, 1990 and thereafter, as follows:

                 (a) If such Account had been credited with a Participant's voluntary after-tax contributions, such Account shall be deemed to be an Employee After-Tax Account;

                 (b) If such Account had been credited with employee elective (salary deferral) contributions, such Account shall be deemed to be a Deferred Pay Account;

                 (c) If such Account had been credited with employer profit sharing contributions pursuant to Section 5.1, such Account shall be deemed to be a Profit Sharing Account;

                 (d) If such Account had been credited with employer base contributions pursuant to Section 5.1, such Account shall be deemed to be an Employer Base Account;

                 (e) If such Account had been credited with amounts transferred from another tax qualified retirement plan, such Account shall be deemed to be a Rollover Account;

                 (f) If such Account had been credited with employer profit sharing contributions pursuant to Section 5.1 and the Participant had retired, died, become disabled or terminated his employment, such Account shall be deemed to be a Distributable Account.

                 8.2 ESTABLISHMENT OF ACCOUNTS. Upon an Employee becoming a Participant the Plan Administrator shall notify the

Trustee and provide the Trustee with such information concerning said Participant as the Trustee may need. Upon being notified by the Plan Administrator that an Employee has become a Participant, the Trustee shall establish a Profit Sharing Account an Employer Base Account and, if the Participant has elected to defer a portion of his Compensation into the Plan pursuant to Article 4 hereof, a Deferred Pay Account in the name of such Participant. A Profit Sharing Account or an Employer Base Account established on behalf of a new Participant shall be deemed to have been established on the date upon which or as of which such Participant became a Participant.

                 8.3 CREDITS AND DEBITS TO ACCOUNTS. Said Accounts shall be credited with contributions in the amounts specified in Articles 4 and 5 hereof, shall be credited or debited with the income, gains or losses of the Trust Fund pursuant to this Article 8, and shall be debited with the amount of any distributions made from such Accounts pursuant to Articles 9, 10, 11 or 12 hereof. All such credits and debits to the Accounts of a Participant shall be made as of the dates specified in the appropriate Sections of this Plan.

                 8.4 VALUATION PROCEDURE FOR ACCOUNTS ON AND AFTER JUNE 1, 1990. Effective June 1, 1990, the Trustee shall, following the end of each business day, evaluate all assets of the Trust Fund as of that business day in the following manner. For the purposes of valuation of the Trust Fund and distribution of the accrued vested benefit of each Participant, Valuation Date shall mean each business day of the Plan Year:

                 (a) The Trustee shall first compute the fair market value of securities and/or the other assets in each investment fund, designated by the Plan Administrator pursuant to Section 7.2 for direction of investment by the Participants of this Plan. This market value shall be equal to the market price of the fund on the prior business day applied to the balance of the fund as of the close of business on the current business day.

                 (b) The Trustee shall then account for any requests for additions or withdrawals made to or from a specific designated investment fund by any Participant, including allocations of employer contributions and forfeitures made as of the Allocation Date as defined in Section 2.4, and received by the Trustee prior to 3:00 P.M. Central Time on such business day.

                 (c) The Trustee shall, following the computation of the fair market value of the accounting for additions or withdrawals from each specific investment fund, compute each Participant's share in the fund and assign a gain or loss to each Participant's Account.

                 Such adjustments in the amounts credited to such Accounts shall be deemed to have been made on the business day to which the investment activity relates. It is intended that this Section 8.4 operate to distribute among each Participant Account in the Trust Fund, all income of the Trust Fund and changes in the value of the Trust Fund's assets. Adjustments in each Participant Account resulting from the daily valuation of the Trust Fund as of any daily Valuation Date shall be made, subject to the requirements that no employer profit sharing contribution or employer base contribution made by a Participating Company pursuant to Article 5 hereof shall be taken into account until the Allocation Date coinciding with or next following the date such contribution was both actually paid to the Trustee by a Participating Company and allocated among the Accounts of Participants pursuant to Article 5.

                 8.5 VALUATION PROCEDURE FOR ACCOUNTS PRIOR TO JUNE 1, 1990. Effective as of the Restatement Date but prior to June 1, 1990, the Trustee shall, as soon as practicable following each Allocation Date, and on such other dates as the Plan Administrator may in its sole discretion designate pursuant to Section 8.6 hereof, evaluate all assets of the Trust Fund as of such Valuation Date. The Trustee shall use the fair market values of securities or other assets in making said determination. The Trustee shall then subtract from the total value of the assets of said Trust Fund the total of all Accounts as of said Valuation Date. Each such Account shall be credited with that portion of the excess of the value of the assets over the total of all such Accounts which bears the same relationship to the total of such excess as the amount in said Account bears to the total of all Accounts. The amount credited to each Account shall be reduced in similar proportion in the event the total of all Accounts as of said date exceeds the total value of all assets of the Trust Fund as of said Valuation Date. Such adjustments in the amounts credited to such Accounts shall be deemed to have been made on said Valuation Date. It is intended that this Section 8.5 operate to either (1) distribute among all such Accounts in the Trust Fund, all income of the Trust Fund and changes in the value of the Trust Fund's assets or, (2) if separate investment funds have been established pursuant to Article 7 above, distribute among all such Accounts in such separate investment fund, all the income of such investment fund and changes in the value of such investment fund, as the case may be. Adjustments in Accounts resulting from the valuation of the assets of the Trust Fund as of any Valuation Date shall be made subject to the following:

                 (a) in determining the amount credited to the Employee Deferred Pay Account of a Participant, all payments made to such Account since the previous Valuation Date shall be taken into account in allocating the changes in the value of the Trust Fund's assets by adjusting the value of the Account to which such contributions were made in the following manner:

                            (i) determine the amount credited to such Account as of the most recent previous Valuation Date and as of the current Valuation Date;

                           (ii) add together the amounts determined in paragraph (i) for each such Account; and

                          (iii) determine the average Account balance for each such Account by dividing the amount determined in paragraph (ii) for each such Account by two (2);

                 (b) no employer profit sharing contribution or employer base contribution made by a Participating Company pursuant to Article 5 hereof shall be taken into account until the Allocation Date coinciding with or next following the date such contribution was both actually paid to the Trustee by a Participating Company and allocated among the Accounts of Participants pursuant to Article 5 hereof; and

                 (c) in determining the amount credited to the Rollover Account of a Participant, if any, all payments made to such Account since the previous Valuation Date shall be taken into account in allocating the changes in the value of the Trust Fund's assets by adjusting the value of the Account to which such contribution was made in the following manner:

                            (i) determine the amount credited to such Account as of the most recent previous Allocation Date and at the end of each calendar month thereafter;

                           (ii) add together the amounts determined in paragraph (i) for each such Account; and

                          (iii) determine the average Account balance for each such Account by dividing the amount determined in paragraph (ii) for each such Account by the number of amounts which were added together.

                 8.6 DISCRETIONARY INTERIM VALUATIONS. In addition to or in lieu of the Valuation Dates set forth in Section 8.5 hereof and for the period commencing on the Restatement Date and ending on May 31, 1990, the Plan Administrator, in its sole discretion, may instruct the Trustee to make an interim valuation of assets of the Trust Fund. In exercising its discretion as to whether to instruct the Trustee to evaluate the assets of the Trust Fund, the Plan Administrator shall consider the following factors:

                 (a)      the expense of any such interim valuation;

                 (b) the length of time involved in making any such interim valuation and the resulting delay in making any distributions from the Trust Fund;

                 (c) the magnitude of the estimated change in the value of the assets of the Trust Fund; and

                 (d) the size of any distribution or distributions involved.

Upon instruction by the Plan Administrator, the Trustee shall evaluate the assets of the Trust Fund and adjust all the Accounts of the Plan in accordance with the methods and procedures contained in Section 8.5 hereof as of the date specified by the Plan Administrator.

                                   ARTICLE 9
                                   ---------
                                    VESTING
                                    -------


                 9.1 ELIGIBILITY FOR DISTRIBUTION OF VESTED INTEREST. In the event of the Termination of Employment of a Participant for any reason other than death, disability, or retirement, he shall be entitled to receive a distribution of his Vested Interest.

                 9.2 COMMENCEMENT OF DISTRIBUTION. The Vested Interest of a terminated Participant shall be distributed to him in accordance with the rules and procedures set forth in Article 12 hereof. Such distribution shall be made or shall commence to be made within sixty (60) days after the close of the Plan Year which includes his Normal Retirement Date, unless such terminated Participant selects an earlier date which is administratively reasonable. Notwithstanding the foregoing, a Participant may elect to defer his distribution to a later date in accordance with Section 12.1 hereof.

                 9.3 AMOUNTS CREDITED TO DISTRIBUTABLE ACCOUNT; FORFEITURES. If a terminated Participant's Vested Percentage is 100%, his Profit Sharing Account shall be deemed to have become a Distributable Account on his date of Termination of Employment and shall thereafter be held, administered and distributed in accordance with Article 12 hereof. If his Vested Percentage is less than one hundred percent (100%), his Profit Sharing Account shall continue to be administered as such and shall be revalued periodically in accordance with the provisions of Article 8 hereof until the earliest to occur of any of the following events:

                 (a)      he has received a distribution of his entire Vested
                          Interest;

                 (b) he has incurred five (5) consecutive One (1) Year Breaks-In-Service;

                 (c)      he dies; or

                 (d) he is rehired by a Participating Company or any Affiliate.

                 If the earliest to occur of said events is either his having received a distribution of his entire Vested Interest, his having incurred five
(5) consecutive One Year Breaks-In-Service or his death, an amount equal to the excess of:
                            (i) the balance in his Profit Sharing Account plus the amount, if any, then credited to any Deferred Pay, Employer Base, Rollover and Distributable Accounts held for his benefit; over

                           (ii)   his Vested Interest;

shall be forfeited as of such date and shall be debited to his Profit Sharing Account. If any amounts remain credited to said Account after said forfeiture, it shall thereafter be deemed to have become a Distributable Account and shall be held, administered and distributed in accordance with Article 12 hereof.

                 If a terminated Participant does not have a Vested Interest, he will be deemed, for purposes of Section 9.3(a) above, to have received a distribution of his entire Vested Interest as of the date of his Termination of Employment.

                 If the earliest of said events shall be the terminated Participant's rehire by a Participating Company or any Affiliate, he shall immediately be reinstated as a Participant in this Plan and this Article 9 shall not apply to him until a subsequent Termination of Employment described in Section 9.1.

                 9.4 ALLOCATION OF FORFEITURES. The amounts forfeited pursuant to Section 9.3 hereof shall, on the Allocation Date coinciding with or next following the date of forfeiture be allocated among the profit Sharing Accounts of:

                 (a)      each Participant who:

                            (i) was an Active Participant on the Allocation Date coinciding with the last day of the Plan Year; and

                           (ii) completed at least one thousand (1,000) Hours during such Plan Year; and

                 (b)      each Participant who:

                            (i) ceased to be an Active Participant on the Allocation Date coinciding with the last day of the Plan Year; and

                           (ii) completed at least one thousand (1,000) Hours during such Plan Year.

The Profit Sharing Accounts of Participants whose Termination of Employment was prior to such Allocation Date shall not be allocated any portion of such forfeitures.

                 Each such Profit Sharing Account shall be credited with the portion of the value of the forfeitures which bears the same relationship to the total of the forfeitures as each such Participant's Compensation from a Participating Company during the year of forfeiture bears to the total of all such Participants' Compensation from such Participating Company during the year of forfeiture whose Profit Sharing Accounts are eligible to receive such an allocation. No forfeitures shall be allocated to the Profit Sharing Account of any Participant in excess of the limitations on Annual Additions set forth in Article 21 hereof. Allocation of forfeitures shall be made prior to the valuations provided for in Article 8.

                 9.5 RECREDITING FORFEITED AMOUNTS OF REHIRED PARTICIPANTS. In the event a terminated Participant is rehired by the Company or any Affiliate prior to incurring five (5) consecutive One (1) Year Breaks-In-Service, he shall immediately be reinstated as a Participant in this Plan and any amounts forfeited pursuant to Section 9.3 above shall be recredited to his Profit Sharing Account on his date of rehire, provided that such Participant recontributes to this Plan on or before the first to occur of:

                 (a) the date he incurs five (5) consecutive One (1) Year Breaks-In-Service; and

                 (b)      the fifth (5th) anniversary of his date of rehire;

the full amount distributed to him following his earlier Termination of Employment. Such amount shall be recredited to the Account from which it was distributed. For purposes of this Section 9.5, if a rehired Participant did not have a Vested Interest at the time of his prior Termination of Employment, and was deemed for purposes of Section 9.3 hereof to have received a distribution of his entire Vested Interest as of the date of such Termination of Employment, he shall be deemed to have recontributed such entire Vested Interest as of his date of rehire, provided such date of rehire is timely as hereinbefore provided in this Section 9.5.

                 Notwithstanding any other provision of this Plan to the contrary, in order to balance the Accounts maintained under this Plan after giving effect to the recrediting of previously forfeited amounts to a rehired Participant's Profit Sharing Account, a Participating Company may, at its option, direct the Trustee to:

                   (i) first reduce the value of the forfeitures, if any, which would otherwise be reallocated as of the Allocation Date coinciding with or next following the date such Participant was rehired, or, if later, the Plan Year in which he recontributed his prior distribution as hereinbefore provided; and

                  (ii) in the event the Accounts maintained under this Plan are not balanced after the reduction in (i) above, reduce the gain, if any, in the value of the Plan's assets since the most recent Valuation Date as of the Valuation Date coinciding with or next following the date such Participant was rehired, or, if later, the Plan Year in which he recontributed his prior distribution as hereinbefore provided and coinciding with or following the date such Participant was rehired, or made such recontribution; or

                 (iii) take some combination of the actions described in (a) and (b) above as the Company shall, in its sole discretion, determine;

provided that the total of the reductions described in (i) and (ii) above with respect to any Plan Year shall not exceed the aggregate previously forfeited amounts which were recredited to the Profit Sharing Accounts of Participants who were rehired during such Plan Year.

                 To the extent that the sum of the amounts described in (i),
(ii) and (iii) above for any Plan Year is less than the aggregate previously forfeited amounts which were recredited to the Profit Sharing Accounts of Participants who were rehired during the Plan Year, the Plan Administrator shall direct one or more of the

Participating Companies to contribute to this Plan an amount equal to the difference between the aggregate previously forfeited amounts which were recredited to the Profit Sharing Accounts of Participants who were rehired during the Plan Year and the sum of the amounts described in (i), (ii) and
(iii) above. Such contribution shall be made by the Participating Companies no later than the due date (including extensions) of their tax return for the Taxable Year during which such Participants were rehired. In addition, any portion of such contribution which represents amounts previously contributed by a Participating Company to this Plan shall not be deemed to have been contributed for purposes of Article 21 hereof at the time it is recontributed, but shall be deemed to have been contributed at the time of the original contribution.

                                   ARTICLE 10
                                   ----------
                              RETIREMENT BENEFITS
                              -------------------


               10.1 NORMAL RETIREMENT DISTRIBUTIONS. The Profit Sharing Account of a Participant who has attained his Normal Retirement Date shall be fully vested and nonforfeitable. A Participant who retires on his Normal Retirement Date shall be entitled to receive an amount equal to the sum of the amounts then credited to all Accounts held for his benefit. Unless a Participant elects to defer his distribution pursuant to Section 12.1 hereof, such amounts shall be distributed or shall commence to be distributed within sixty (60) days after the close of the Plan Year which includes the date of his retirement. Such distribution shall be made in accordance with the provisions of Article 12 hereof. Effective June 1, 1990, a Participant who has attained his Normal Retirement Date shall have the right, prior to Termination of Employment, to receive an amount equal to the sum of the amounts then credited to all Accounts held for his benefit. This right may be exercised only once. Such distribution shall be made in accordance with the provisions of Article 12 hereof.

               10.2 EARLY RETIREMENT DISTRIBUTIONS. A Participant may elect to retire before reaching his Normal Retirement Date, but not before the later of his attainment of age fifty-five (55) and his completion of ten (10) years of Vesting Service. In the event of such early retirement, a Participant shall be deemed to have retired upon the date of his Termination of Employment with a Participating Company or any Affiliate. Such Participant shall be entitled to receive an amount equal to the sum of the amounts then credited to all Accounts held for his benefit. Unless a Participant elects to defer his distribution pursuant to Section 12.1 hereof, amounts shall be distributed or shall commence to be distributed on such date on or after his early retirement date but no later than his Normal Retirement Date as such retired Participant shall select. Such distribution shall be made in accordance with the provisions of Article 12 hereof.

               10.3 LATE RETIREMENT DISTRIBUTIONS. In the event a Participant works beyond his Normal Retirement Date, his retirement shall be deemed to have occurred on the date of his Termination of Employment with a Participating Company or any Affiliate for any reason other than death. In the event of such late retirement, such Participant shall be entitled to receive the amounts credited to his Accounts. Unless a Participant elects to defer his distribution pursuant to Section 12.1 hereof, such amounts shall be distributed or shall commence to be distributed within sixty (60) days after the close of the Plan Year which includes his date of late retirement. Such distribution shall be made in accordance with the provisions of Article 12 hereof.

               10.4 DISABILITY DISTRIBUTIONS. Upon receipt from a Participant or a person authorized by him or on his behalf of a request that distributions be made on account of such Participant's Disability, or upon its motion, the Plan Administrator shall determine the extent of the Participant's Disability, and may to assist it in making such determination cause appropriate medical diagnoses and tests to be made at the expense of the Participating

Company. If the Plan Administrator shall determine that the Participant is disabled, as defined in Section 2.14 hereof, his date of disability retirement shall be deemed to have been the date on which his application for benefits under this Section 10.4 was filed with the Plan Administrator and he will be deemed to have ceased to be a Participant on that date. Such a disabled Participant shall be entitled to receive an amount equal to the sum of the amounts then credited to all Accounts held for his benefit. Unless a Participant elects to defer his distribution pursuant to Section 12.1 hereof, such amounts shall be distributed or shall commence to be distributed within sixty (60) days after the close of the Plan Year which includes his Normal Retirement Date or such earlier date as the Participant shall elect, but not earlier than as soon as reasonably possible following the later of the date such Participant has a Termination of Employment or the date upon which it is determined that the Participant is disabled. Such distribution shall be made in accordance with the provisions of Article 12 hereof.

                                   ARTICLE 11
                                   ----------
                                 DEATH BENEFITS
                                 --------------


               11.1 DISTRIBUTION UPON DEATH OF ACTIVE PARTICIPANT. In the event of the Termination of Employment of a Participant by reason of his death, his death Beneficiary shall be entitled to receive a distribution commencing within sixty (60) days after the close of the Plan Year in which his death occurs, unless such Beneficiary defers the distribution until a later date pursuant to Section 12.1 hereof. The amount of such distribution shall be equal to the amount then credited to all of the deceased Participant's Accounts. As of the date of death of a Participant his Profit Sharing Account shall be deemed to have become a Distributable Account and shall thereafter be held, administered and distributed in accordance with Article 12 hereof.

               11.2 DISTRIBUTION UPON DEATH OF RETIRED OR TERMINATED PARTICIPANT BEFORE DISTRIBUTION IS MADE. In the event of the death of a retired or terminated Participant prior to the date distribution has been made or commenced to be made to him, his death Beneficiary shall be entitled to receive a distribution commencing within sixty (60) days after the close of the Plan Year in which his death occurs, unless such Beneficiary defers the distribution until a later date pursuant to Section 12.1 hereof. The amount of such distribution shall be equal to the sum of the amounts then credited to all Accounts then held for such terminated or retired Participant's benefit. Such distribution shall be made in accordance with the provisions of Article 12 hereof.

               11.3 DISTRIBUTION UPON DEATH OF RETIRED OR TERMINATED PARTICIPANT AFTER DISTRIBUTION HAS BEEN MADE. In the event of the death of a retired or terminated Participant after the date of distribution or the commencement of distribution to him, no benefits shall be payable to his Beneficiary except to the extent provided for by the method under which the retired or terminated Participant was receiving distributions under Article 12 hereof.

               11.4 AUTOMATIC DEATH BENEFICIARIES IN ABSENCE OF DESIGNATION. Unless a Participant or former Participant has designated a death Beneficiary in accordance with the provisions of Section 11.5 hereof, his death Beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant:

               (a)        his spouse at the time of his death;

               (b)        his issue per stirpes; and

               (c)        the executor or administrator of his estate.

               11.5 DESIGNATION OF BENEFICIARY. In lieu of having the amounts distributable pursuant to this Article 11 distributed to a death Beneficiary determined in accordance with the provisions of Section 11.4 hereof, a Participant or former Participant may sign a document designating a death Beneficiary or death Beneficiaries to receive such amounts. If the Participant is married, any such designation shall be effective only if the spouse of the Participant is the sole primary Beneficiary or consents to such designation in accordance with Section 22.6 hereof.

               11.6 TRANSMITTAL OF IDENTITY OF DEATH BENEFICIARY TO TRUSTEE. Upon the death of a Participant or a former Participant, the Plan Administrator shall immediately advise the Trustee of the identity of such Participant's death Beneficiary or Beneficiaries. The Trustee shall be completely protected in making payments to any person or persons in any sums in accordance with the instructions it receives from the Plan Administrator.

               11.7 EFFECT OF INCOMPLETE OR LACK OF DESIGNATION. In the event that a Participant or former Participant, dies at a time when he has a designation on file with the Plan Administrator which does not dispose of all of the amounts distributable under this Plan upon his death, then the amounts distributable on behalf of said Participant or former Participant, the disposition of which was not determined by the deceased Participant's or former Participant's designation, shall be distributed to a death Beneficiary determined under the provisions of Section 11.4 hereof.

               11.8 CLARIFICATION OF AMBIGUOUS DESIGNATIONS. Any ambiguity in a Participant's death Beneficiary designation shall be resolved by the Plan Administrator. Subject to Section 11.5 hereof, the Plan Administrator may direct a Participant to clarify his designation and if necessary execute a new designation containing such clarification.

                                   ARTICLE 12
                                   ----------
                                 DISTRIBUTIONS
                                 -------------


               12.1 DATE OF DISTRIBUTION. Distributions will normally commence as of the dates specified in Articles 9, 10 and 11 hereof. However, if a Participant whose Vested Interest exceeds Three Thousand Five Hundred Dollars ($3,500.00) retires, becomes disabled or dies, the Participant or his Beneficiary may elect in writing, subject to Section 12.8 hereof, to defer any distribution to a later date. Furthermore, if a Participant continues in the employ of a Participating Company or an Affiliate until his attainment of age seventy and one-half (70-1/2), distributions must commence as of the date specified in Section 12.8 hereof even if he remains so employed at the time of distribution.

               Finally, notwithstanding the foregoing provisions of this
Section 12.1 and the contrary provisions of Articles 9, 10 and 11, the requirement that a distribution commence within sixty (60) days after the close of the Plan Year in which a Participant's Normal Retirement Date occurs shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date or the Plan Administrator is unable to locate the Participant after making reasonable efforts to do so, provided that, within sixty (60) days after such amount can be ascertained or the Participant is located, a payment is made retroactive to such date. This paragraph is not intended to permit a Participant, former Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided therefor in this Plan.

               12.2 DISTRIBUTION PROCEDURES. Each Participant, former Participant or Beneficiary who is eligible for benefits under Article 9, 10 or 11 shall apply therefor on a form which shall be given to him for that purpose by the Plan Administrator. Upon finding that such Participant satisfies the eligibility requirements for benefits under Article 9, 10 or 11, the Plan Administrator shall promptly notify the Trustee in writing of his eligibility and of the method of distribution selected in accordance with this Article 12.

         12.3 ANNUITY PAYMENTS FOR CERTAIN ROLLOVER ACCOUNTS. Unless another method of distribution is selected under Section 12.6 hereof, the normal method of distribution of amounts distributable to a Participant, former Participant or his Beneficiary pursuant to Articles 9, 10 and 11 hereof which are attributable to amounts credited to his Rollover Account pursuant to Article 18 hereof and which are subject to the joint and survivor annuity requirements under Section 401(a)(11) of the Code at the time immediately prior to the transfer of such amounts to this Plan shall be as follows:

               (a) Such distributions shall be made to a married Participant or a married former Participant in the form of a joint and survivor annuity contract of an insurance company issued on the joint lives of such Participant and his spouse, with the provision that after the Participant's death 50% of his monthly retirement benefit shall continue during the life of and be paid to his spouse;

               (b) Such distributions shall be made to an unmarried Participant, an unmarried former Participant or a Beneficiary of a Participant in the form of a full cash refund life annuity contract of an insurance company issued on the life of such Participant or Beneficiary.

               12.4 OPTIONAL FORM OF PAYMENTS FOR CERTAIN ROLLOVER ACCOUNTS. A Participant, a former Participant, or a Beneficiary of a Participant may, subject to the spousal consent requirement set forth in
Section 12.6 hereof, elect to receive the amounts which are credited to his Rollover Account pursuant to Article 18 hereof and which are subject to the joint and survivor annuity requirements under Section 401(a)(11) of the Code in either one or a combination of the following optional methods of distribution:

               (a)        in a single lump sum payment; or

               (b) in such other form of payment as permitted under the tax qualified retirement plan that transferred such amounts to this Plan unless the Secretary of the Treasury has promulgated regulations which state that such optional forms of payments may be eliminated without violating Section 411(d)(6) of the Code.

               12.5 LUMP SUM PAYMENTS. Distributions to a Participant, a former Participant, or a Beneficiary of a Participant, other than the amounts credited to his Accounts which are attributable to amounts subject to Sections
12.3 and 12.4, shall be paid in a single lump sum cash payment.

               12.6 ELECTION PROCEDURES FOR OPTIONAL PAYMENTS; SPOUSAL CONSENT. To elect one or a combination of the optional methods of distribution set forth in Section 12.4 above, a Participant, former Participant or Beneficiary shall notify the Plan Administrator of such election in writing prior to the date his retirement benefits become distributable pursuant to
Article 9, 10 or 11 hereof.  The Plan Administrator shall, no less than thirty
(30) days and no more than ninety (90) days prior to such Participant's Annuity Starting Date, provide such Participant with a written explanation of:

               (a) the terms and conditions of the normal form set forth in Section 12.3 hereof;

               (b) his right to make, and the effect of, an election under this Section 12.6 not to receive his retirement benefits pursuant to the normal form set forth in
                          Section 12.3 hereof;

               (c)        the rights of his spouse in regard to such election;

               (d) his right to make, and the effect of, a revocation of such an election; and

               (e) the relative values of the forms of retirement benefits described in Section 12.4 hereof.

               Any election of another form of retirement benefits shall be made by a Participant during the ninety (90) day period ending on his Annuity Starting Date; provided, that a Participant's Annuity Starting Date shall be delayed, if necessary, to insure that a Participant shall have received the foregoing written explanation at least thirty (30) days prior to his Annuity Starting Date. Any such election may be revoked and made again any number of times as long as such ninety (90) day period has not expired. For purposes of this Section 12.6, a Participant's "Annuity Starting Date" is the first day of the first period for which an amount is payable as an annuity under the terms of this Plan or in the case of a benefit which is not payable in the form of an annuity, the first day on which all events have occurred which shall entitle a Participant to such benefit.

               If a married Participant or former Participant elects to receive his retirement benefits under a form other than the joint and survivor annuity form, described in Section 12.3(a) hereof, such election shall not be of any effect and the Participant or former Participant shall be treated the same as though his election had not been made unless the Participant's spouse consents in writing to such election in accordance with Section 22.6 hereof. Any such election by a married Participant shall designate a specific optional method of distribution which shall not be changed without his spouse's consent, unless the spouse's original consent expressly permits further changes by the Participant.

               12.7 ADMINISTERING DISTRIBUTION OF ACCOUNTS. The Plan Administrator shall notify the Trustee immediately of the Participant's, former Participant's or Beneficiary's election, and the Trustee shall make all distributions in accordance with such method of distribution. At any time that amounts remain credited to the Rollover Account or Distributable Account of such Participant, former Participant or Beneficiary, he may, subject to the spousal consent requirement described above, file with the Plan Administrator instructions changing the method of distribution. The Plan Administrator shall promptly direct the Trustee in writing to adopt the new method of distribution for any amounts remaining credited to such person's Accounts. In no case shall the Trustee be obligated to accept any instructions for a change in the method of distribution, if, in its judgment, it will be unduly expensive to carry out such instructions. There shall be no liability on the part of the Plan Administrator to any person because of any delay in notifying the Trustee of a change in method of distribution filed with it.

               12.8 ADDITIONAL LEGAL RESTRICTIONS ON DISTRIBUTIONS. Notwithstanding any other provisions of this Plan, distributions hereunder shall be subject to the following restrictions:

               (a)        in the case of a living Participant or former
                          Participant:

                            (i)   distribution must commence on or before:

                                  (A) the April 1 following the end of the calendar year in which he attains age seventy and one-half (70-1/2) or retires, whichever is later, if the Participant shall have attained age seventy and one-half (70-1/2) prior to January 1, 1988 and was not a five percent (5%) owner at any time after the beginning of the Plan Year that ends in the calendar year during which he attained age sixty-six and one-half (66-1/2); or

                                  (B) the April 1 following the end of the calendar year in which he attains age seventy and one-half (70-1/2) in all other cases; and

                           (ii) installment distributions shall not be payable over a period of years in excess of his life expectancy or the joint life expectancies of himself and his spouse or Beneficiary; and

                          (iii) annuity payments shall not be payable beyond the life of the Participant or the joint lives of the Participant and his Beneficiary;

               (b) in the case of a deceased Participant or former Participant, benefits commencing after his death shall be payable either:

                            (i) within five (5) years of the date of his death; or

                           (ii)   if benefits commence to his Beneficiary
                                  either:

                                  (A)      within one (1) year following the
                                           date of his death or on a later date
                                           permitted under any lawful
                                           regulations issued by the Secretary
                                           of the Treasury; or

                                  (B) if his spouse is his Beneficiary, by the date such Participant would have attained age seventy and one-half (70-1/2);

                                  over a period not extending beyond the life expectancy of such Beneficiary; or

                          (iii) if the Participant's distribution had commenced prior to his death under a form of payment meeting the requirements of subsection (a)(ii) or (iii) above, such distribution must be completed by the remainder of the period specified in said subsection (a)(ii) or (iii); and

               (c) in the case of the death of a Beneficiary who is the surviving spouse of a deceased Participant, a distribution commencing after the death of the spouse shall be payable either:

                            (i) within five (5) years of the date of the spouse's death;

                           (ii) if distribution commences to the spouse's Beneficiary within one (1) year of the spouse's death or on a later date permitted under any lawful regulations issued by the Secretary of the Treasury, over a period not extending beyond the life expectancy of such Beneficiary; or

               (d) in the event payments are made to a Participant's child, for purposes of this Section 12.8, such payments shall be deemed to be paid to the Participant's spouse if such payments will become payable to such spouse upon such child's reaching majority or any other event permitted under any lawful regulations issued by the Secretary of the Treasury.

A Participant, former Participant or spouse of a Participant or former Participant may elect to have his life expectancy redetermined from time to time but not more frequently than annually. In the event that a Participant, former Participant or spouse of a Participant or former Participant fails to make such an election, then no redetermination shall be performed.

               All distributions required under this Article 12 shall be determined and made in accordance with the regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the regulations.

               12.9 OPTION TO PURCHASE ANNUITY CONTRACTS. The Trustee shall, upon notification by the Plan Administrator as to the eligibility of and method of distribution applicable to a Participant, former Participant or Beneficiary of a Participant, take any one or a combination of the following actions which the Plan Administrator, in its sole discretion, shall deem proper to effectuate the method of distribution to such person:

               (a) Remit the amount then credited to such person's Accounts, or a portion thereof, to an insurance company with instructions to apply the sum remitted to produce the maximum annuity available thereunder; or

               (b) Purchase from an insurance company an appropriate annuity contract or contracts; or

               (c) Make payments directly from the Trust Fund to such person.

Any amounts paid from the Trust Fund to an insurance company or to a Participant, former Participant or Beneficiary shall be debited to such Account.

               12.10 OPTION TO RESTRICT AND DISTRIBUTE ANNUITY CONTRACT. In the event that the Trustee, pursuant to Section 12.9 hereunder, obtains an annuity contract or contracts for the benefit of a Participant, a former Participant or a Beneficiary of a Participant, the Trustee shall, after having selected such settlement options and placed such restrictive endorsements thereon as are directed by the Plan Administrator, transfer ownership of the contract or contracts to such Participant, former Participant, or Beneficiary and deliver said contract or contracts to him.

              12.11 VALUATION AND CONSOLIDATION OF REMAINING ACCOUNT BALANCES. As long as there remain any amounts credited to a Participant's Account, the Trustee shall continue to maintain said Account and said Account shall be periodically revalued in accordance with the provisions of Article 8 hereof. In the event that a former Participant shall have more than one Distributable Account, the Trustee may in its sole discretion consolidate said Distributable Accounts into a single Distributable Account.

              12.12 IMMEDIATE LUMP SUM PAYMENT OF SMALL AMOUNTS. Notwithstanding anything contained herein, effective December 1, 1994, in the event that the Accounts of a retired, terminated, disabled or deceased Participant, after being debited for any forfeiture pursuant to Section 9.3 hereof, have a value less than or equal to (and at the time of any prior distribution had a value less than or equal to) Three Thousand Five Hundred Dollars ($3,500.00), the Plan Administrator shall direct the Trustee to distribute the amount credited to such Participant's Accounts in a single lump sum payment as soon as reasonably possible after the date of the Participant's Termination of Employment, but not later than sixty (60) days after the close of the Plan Year which includes Participant's Normal Retirement Date, without the consent of the Participant or his Beneficiary. Any such lump sum distribution shall be subject to the withholding requirements of Section 3405(c) of the Code unless the participant elects a direct transfer of the amounts distributable from the Plan to an eligible retirement plan. Any such lump sum payment shall be in full settlement of such Participant's or Beneficiary's rights under this Plan.

              12.13 CONTINUATION OF DISTRIBUTIONS THAT COMMENCED BEFORE THE RESTATEMENT DATE. Notwithstanding any provisions of this Article 12 to the contrary, the method of distribution being utilized, as of the date immediately prior to the Restatement Date, to distribute benefits to Participants who had retired, died, become disabled, or terminated employment prior to the Restatement Date shall not be changed, unless the Plan Administrator consents to the change and the method of distribution is permitted by this Plan as amended and restated.

              12.14 ELECTIONS REGARDING DIRECT ROLLOVERS. Any distribution made hereunder after December 31, 1992 to a distributee shall be made directly to such distributee unless he elects a direct rollover pursuant to the second paragraph of this Section 12.14; provided, however, that the distributee must acknowledge in writing that he understands that any payment after December 31, 1992 which includes more than two hundred dollars ($200.00) in cash and which is eligible under Section 402(c) of the Code to be rolled over to an eligible retirement plan will be subject to withholding taxes.

              After December 31, 1992, each distributee shall have the right to direct that any distribution which, under Code Section 402(c), qualifies as an eligible rollover distribution be transferred directly to an eligible retirement plan. A distributee may direct that part of the distribution be transferred directly to an eligible retirement plan and the balance be paid to him, provided that the amount directly transferred to the eligible retirement plan shall be at least five hundred dollars ($500.00). A distributee is not permitted to direct that his distribution be transferred directly to more than one eligible retirement plan. In the event that a distributee fails to make any direction, the distribution shall be paid directly to him after deduction of appropriate withholding taxes.

              Unless the context otherwise indicates, the following terms shall have the following meanings whenever used in this Section 12.14:

              (a) "eligible rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

                            (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more;

                           (ii)   any distribution to the extent such
                                  distribution is required under Section 12.8 above which reflects the requirements under
                                  Section 401(a)(9) of the Code; and

                          (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (b)         "eligible retirement plan" shall mean:

                            (i)   an individual retirement account described in
                                  section 408(a) of the Code;

                           (ii)   an individual retirement annuity described in
                                  section 408(b) of the Code;

                          (iii) an annuity plan described in section 403(a) of the Code; or

                           (iv) a qualified trust described in section 401(a) of the Code;

                          that accepts the distributee's eligible rollover distribution.

                          Notwithstanding the foregoing, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (c)         "distributee" shall mean:

                            (i)   an Employee or former Employee; and

                           (ii)   an Employee's or a former Employee's
                                  surviving spouse and an Employee's or former
                                  Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, without regard to the interest of the spouse or former spouse.

              (d) "direct rollover" shall mean a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE 13
                                   ----------
                             LOANS TO PARTICIPANTS
                             ---------------------


               13.1 PROHIBITION AGAINST NEW LOANS. For the period commencing January 1, 1988 and ending June 1, 1993, no loans were permitted under the Plan. Any loans, outstanding as of the Restatement Date, may not be renegotiated.

               13.2 TERMS OF PRIOR LOANS. All loans made pursuant to the Plan prior to the Restatement Date shall be considered investments of the borrowing Participant's Accounts. Interest shall continue to be charged on such loans in accordance with the provisions of the promissory note executed by the Participant at the time of such loan. The term of any loan made pursuant to the Plan prior to the Restatement Date shall not exceed one (1) year. Any loan made after December 31, 1986, shall provide for the level amortization of the loan (with payments not less frequently than quarterly) over the term of the loan.

               13.3 DOCUMENTATION, COLLATERAL AND ENFORCEMENT OF PRIOR LOANS. Each loan shall be evidenced by such Participant's note for the amount of the loan and interest payable to the order of the Trustee and shall be supported by adequate collateral. Such collateral shall consist of the assignment of the Participant's entire right, title and interest in and to (i) the Trust Fund, and (ii) other property, if necessary, of sufficient value to adequately secure the repayment of the loan. The Plan Administrator may require such other and further documentation as it deems appropriate. In the event of a Participant's failure to repay any such loan within the time prescribed by the Plan Administrator, the Plan Administrator shall direct the Trustee to take appropriate action with respect to the collateral given by such Participant in support of such loan.

               13.4 LOAN ADMINISTRATION AND APPLICATIONS. On and after June 1, 1993, a Participant may apply to the Plan Administrator for a loan from the Plan. The provisions set forth in this Section 13.4 and in Sections 13.5, 13.6, 13.7 and 13.8 shall govern any such loans made hereunder. If the Plan Administrator determines that the Participant and the proposed loan satisfy the requirements set forth below for loan approval, the Plan Administrator shall direct the Trustee to make a loan to such borrower from his Accounts. A former Participant, Beneficiary or an Alternate Payee is not eligible to receive a loan under this Plan.

               13.5 AMOUNT OF LOAN. The amount of any such loan shall be determined by the Plan Administrator; provided, however, that any such loan shall not, when combined with outstanding loans previously made from this Plan and loans made under other qualified retirement plans, if any, maintained by the Company or any Affiliate, cause the aggregate amount of all such loans to such borrower to exceed the lesser of (a) or (b) below, where:

               (a) equals one-half (1/2) of the borrower's Vested Interest under this Plan and all vested amounts held under all other qualified retirement plans maintained by the Company or any Affiliate; and

               (b) equals Fifty Thousand Dollars ($50,000.00) reduced by the remainder, if any, of:

                            (i) the highest outstanding balance of loans to such borrower from the plans during the twelve

                               (12) month period preceding the date on which
                                  the loan is to be made; minus

                           (ii) the outstanding balance of loans to such borrower from the plans on the day the loan is to be made.

               13.6 LOAN ADMINISTRATION. The following additional provisions shall be applicable to the loan program under this Plan:

               (a) LOAN PROGRAM ADMINISTRATION. The loan program under the Plan shall be administered by the Plan Administrator, in accordance with uniform rules and procedures as the Plan Administrator may prescribe.

               (b) LOAN APPLICATION PROCEDURE. Each borrower shall apply for loans in writing on a form acceptable to the Plan Administrator.

               (c) BASIS FOR APPROVAL OR DENIAL OF LOANS. A loan will be approved only if:

                            (i) the Plan Administrator believes the borrower intends and is able to repay the loan in accordance with its terms; and

                           (ii) the amount of such loan shall not be in excess of the amount which is set forth in
                                  Section 13.5 hereof; and

                          (iii)   the loan satisfies the requirements of
                                  Section 13.7 of the Plan.

               13.7 TERMS AND CONDITIONS OF LOANS. Any loan made pursuant to Section 13.4 shall be considered an investment of the Account or Accounts of the borrower and shall be subject to the following terms and conditions:
               (a) INTEREST. Interest shall be charged at a reasonable rate, comparable to the rate charged by a commercial lender for a similar loan.

               (b) LOAN TERM AND REPAYMENT SCHEDULE. The term of any loan shall be for twelve (12) months, twenty-four
                          (24) months, thirty-six (36) months or forty-eight
                          (48) months, arrived at by mutual agreement between the borrower and the Plan Administrator. All loans shall provide for the substantially level amortization of the loan, with payments not less frequently than quarterly, over the term of the loan. All loans shall permit early repayment of the entire outstanding balance of principal and interest accrued to date on such loan. Any loans must be fully paid by a Participant within ninety (90) days following his Termination of Employment.

               (c)        SEGREGATION OF ACCOUNTS.   The Accounts of a borrower
                          under this Plan shall, to the extent of such borrowing, be deemed segregated for investment purposes. The note representing such loan and the borrower's Accounts, to the extent of such borrowing, shall not be taken into account in the valuation of the Plan pursuant to Article 8 hereof.

               (d) REPAYMENT PROCEDURES. Repayment of any loan shall be by payroll deduction while the borrower is employed by a Participating Company or an Affiliate. Loan repayments shall be directed back into the investment fund from which they were borrowed based upon the Participant's current investment election as set forth in Article 7 hereof.

               (e) DOCUMENTATION AND COLLATERAL. Each loan shall be evidenced by such borrower's note for the amount of the loan and interest payable to the order of the Trustee and shall be supported by adequate collateral. Such collateral shall consist of (i) up to fifty percent (50%) of the borrower's entire right, title and interest in and to the Trust Fund, and any earnings attributable to such amounts, and
                          (ii) other property, if necessary, of sufficient value to adequately secure the repayment of the loan. The Plan Administrator may require such other and further documentation as it deems appropriate. The Plan Administrator, Trustee or any other service provider who administers loans under the Plan may charge to the Account of each borrower who receives a loan, a loan origination fee, loan processing fee, and/or loan maintenance fee, in such amounts as are determined by such service provider.

               (f) DEFAULT. A borrower shall be in default if he fails to make any payment of principal or interest sufficient to meet the substantially level quarterly amortization requirement above in paragraph (b), if he fails to make a required payment or if his collateral becomes inadequate to secure the loan and he does not provide substitute collateral satisfactory to the Plan Administrator within ten
                          (10) days after a request therefor by
                          the Plan Administrator or if he fails to repay in full the entire outstanding balance of the principal and interest accrued on such loan within ninety (90) days after his Termination of employment. In the event of default by a borrower, his loan shall be accelerated, and:

                            (i) If his collateral security in this Plan is adequate to cover all or part of the outstanding principal and interest, and if distribution of such amount would not, in the opinion of the Plan Administrator, put at risk the tax qualified status of the Plan or the retirement savings contribution portion thereof, the Trustee shall execute upon such Plan collateral; and

                           (ii) If his collateral security described in paragraph (f)(i) is not adequate to cover all of the outstanding principal and interest, or if execution upon such collateral would, in the opinion of the Plan Administrator, put at risk the tax qualified status of the Plan or the retirement savings contribution portion thereof, the Trustee shall commence appropriate collection actions against the borrower to recover the amounts owed.

                          Expenses of collection, including legal fees if any, of any loan in default shall be borne by the borrower or his Accounts.

               13.8 TERMS OF PRIOR LOANS MAY NOT BE RENEGOTIATED OR EXTENDED. Notwithstanding the foregoing provisions of this Article 13, the terms of outstanding loans may not be renegotiated and in the event the proceeds of any loan made hereunder shall be used directly or indirectly to pay off any obligations under a prior loan made hereunder, the term of the more recent loan shall not extend beyond the period of repayment under the prior loan. For purposes of this Section 13.8, the Plan Administrator shall be able to rely on a certification by the Participant or former Participant as to the use of the new loan's proceeds.

                                   ARTICLE 14
                                   ----------
                                 ADMINISTRATION
                                 --------------


               14.1 APPOINTMENT OF PLAN ADMINISTRATOR. The Board of Directors of the Company shall appoint the Plan Administrator which shall be any person(s), corporation or partnership, (including the Company itself) as said Board of Directors shall deem desirable in its sole discretion. The Plan Administrator may be removed or resign upon thirty (30) days' written notice or such lesser period of notice as is mutually agreeable. The Company shall notify the Trustee of the identity of the Plan Administrator and of any change in the Plan Administrator. Unless the Board of Directors appoints another Plan Administrator, Sealy, Inc. shall be the Plan Administrator.

               14.2 POWERS AND DUTIES OF THE PLAN ADMINISTRATOR. Except as expressly set forth herein with respect to the duties and responsibilities of the Trustee, the Benefit Appeals Committee, the Investment Manager or the Company, the Plan Administrator shall administer the Plan and shall have all powers and duties granted or imposed on an "administrator" by ERISA. The Plan Administrator shall determine any and all questions of fact, resolve all questions of interpretation of this instrument which may arise under any of the provisions of this Plan as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of this Plan which it is herein given or for which no contrary provision is made. The Plan Administrator shall have full power and discretion to interpret this Plan, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, the applicant in accordance with the provisions of this Plan. Subject to the provisions of Section 14.6, the Plan Administrator's decision with respect to any matter shall be final and binding upon the Trustee and all other parties concerned, and neither the Plan Administrator nor any of its directors, officers or employees, if applicable, shall be liable in that regard except for gross abuse of the discretion given it and them under the terms of this Plan. All determinations of the Plan Administrator shall be made in a uniform, consistent and nondiscriminatory manner with respect to all Participants and Beneficiaries in similar circumstances. The Plan Administrator, from time to time, may designate one or more persons or agents to carry out any or all of its duties hereunder.

               14.3 ESTABLISHMENT OF BENEFIT APPEALS COMMITTEE. The Company shall appoint the members of a Benefit Appeals Committee (the "Committee") which shall consist of three (3) or more members. The members of the Committee shall remain in office at the will of the Company and the Company may from time to time remove any of said members with or without cause. A member of the Committee may resign upon written notice to the remaining member or members of the Committee and to the Company respectively. In case of the death, resignation or removal of any member of the Committee, the remaining members shall act until a successor-member shall be appointed by the Company. Upon request by the Plan Administrator, the Company shall notify the Plan Administrator of the names of the original members of the Committee, of any and all changes in the membership of the Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Plan Administrator shall be protected in assuming that there has been no change in the membership of the Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Plan Administrator shall be under no obligation at any time to inquire into the membership of the Committee or its officers. All communications to the Committee shall be addressed to its Secretary at the address of the Company.

               14.4 GOVERNANCE OF THE COMMITTEE. On all matters and questions the decision of a majority of the members of the Committee shall govern and control; but a meeting need not be called or held to make any decision. The Committee shall appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members shall be determined by the Committee, and the Secretary and/or Chairman may be removed by the other members of the Committee for any reason which such other members may deem just and proper. The Secretary shall do all things directed by the Committee. Although the Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider his acts as having been authorized by the Committee. Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Committee.

               14.5       ADDITIONAL COMMITTEE RULES.    No member of the
Committee shall be disqualified from acting on any question because of his interest therein. No fee or compensation shall be paid to any member of the Committee for his services as such, but the Committee shall be reimbursed for its expenses by the Company. The Committee and the Plan Administrator may hire such attorneys, accountants, actuaries, agents, clerks, and secretaries as it may deem desirable in the performance of its functions, and the expense associated with the hiring or retention of any such person or persons shall be paid directly by the Company.

               14.6 CLAIMS PROCEDURE. Claims for benefits shall be made by application of the Participant in such manner as the Plan Administrator shall reasonably prescribe. The Plan Administrator shall process each such claim and determine entitlement to benefits within thirty (30) days of its receipt of a completed application for benefits. The Plan Administrator shall notify a Participant in writing, delivered in person or mailed by first-class mail to such Participant's last known address, if any part of a claim for benefits under this Plan has been denied, setting forth in such notice:

               (a)        the specific reason for the denial;

               (b) a specific reference to pertinent Plan provisions upon which the denial is based;

               (c) a description of any additional material or information deemed necessary by the Plan Administrator for such Participant to perfect his claim, and an explanation of why such material or information is necessary; and

               (d) an explanation of the claim review procedure under the Plan.

Such notice shall set forth the above information in a manner calculated to be understood by such Participant. If the notice referred to above is not furnished and if the claim has not been granted within the time specified above for payment of such claim, the claim shall be deemed denied and shall be subject to review as set forth below. Any Participant whose claim for benefits has been denied or deemed denied shall have sixty (60) days from the date the claim is deemed denied, or sixty (60) days from receipt of the notice denying the claim, as the case may be, in which to request a review by written application delivered to the Committee, which must specify the reason such Participant believes the denial should be reversed. Upon receipt of a request for review, the Committee shall schedule a hearing to be held not less than thirty (30) nor more than forty-five (45) days from the receipt of such request at a time and place convenient for all parties, at which time he may appear before the Committee for a full and fair review of its decision. The notice shall specify that such Participant must indicate in writing, at least fifteen
(15) days in advance of the time established for such hearing, his intention to appear at the appointed time and place, or the hearing will be automatically canceled. The reply shall specify any other persons who will accompany him to the hearing, or such other persons will not be admitted to the hearing. The Participant, or his duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing prior to or during the hearing. The Committee shall determine any and all questions of fact, resolve all questions of interpretation of this instrument or related documents which may arise under any of the provisions of this Plan or such documents as to which no other provision for determination is made hereunder, and exercise all other powers and discretion necessary to be exercised under the terms of this Plan which it is herein given or for which no contrary provision is made. The decision of the Committee shall be delivered in writing within thirty (30) days after the hearing, or if no hearing is held, within fifteen (15) days after the date scheduled for the hearing, and shall include specific reasons for the decision, written in a manner calculated to be understood by the Participant, and shall contain specific references to the pertinent provisions of the Plan and/or related documents upon which the decision is based.

               14.7 LIMITATION OF LIABILITY. Except as otherwise provided in the ERISA, the Plan Administrator, Committee, Board of Trustees, and their respective officers, employees and members, and officers and Employees of the Participating Companies, shall incur no personal liability of any nature whatsoever in connection with any act done or omitted to be done in the administration of this Plan. No person shall be liable for the act of any other person.

                                   ARTICLE 15
                                   ----------
                         PROHIBITION AGAINST ALIENATION
                         ------------------------------


               15.1 DEFINITIONS. Unless the context otherwise indicates, the following terms used herein shall have the following meanings whenever used in this Article 15:

               (a) The words "alternate payee" shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits hereunder attributable to such Participant.

               (b) The words "domestic relations order" shall mean, with respect to any Participant, any judgment, decree or order (including approval of a property settlement agreement) which both

                            (i) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the Participant; and

                           (ii)   is made pursuant to a State domestic
                                  relations law (including a community
                                  property law).

                 (c) The words "qualified domestic relations order" shall mean a domestic relations order which satisfies the requirements of Section 414(p)(1)(A) of the Code.

               15.2 NONALIENATION. Neither any property nor any interest in any property held for the benefit of any Participant, former Participant, or Beneficiary of a Participant shall be alienated, disposed of or in any manner encumbered, voluntarily, involuntarily or by operation of law, while in the possession or control of the Trustee except by an act of the Trustee or the Participant, former Participant or Beneficiary specifically authorized hereunder. If by reason of any act of any Participant, former Participant or Beneficiary, or by operation of law or by the happening of any event, or for any reason, except by an act of the Trustee or such person specifically authorized hereunder, such property or any interest therein would, except for this provision, cease to be enjoyed by such person, or if by reason of an attempt of such person to alienate, charge or encumber such property or any interest therein, or by reason of the bankruptcy or insolvency of such person, or by reason of any attachment, garnishment or other proceedings, or by reason of any order, finding or judgment of court, either at law or in equity, such property or any interest therein would, except for this provision, vest in or be enjoyed by some person, firm or corporation otherwise than as provided in this Plan, in any of such events, the trusts herein expressed concerning all of such property so payable to or held for the benefit of such person shall cease and terminate as to him. Thereafter during his life such property, subject to such interests or rights, if any, as any other person may have in or to such property as provided in this Plan, shall be held by the Trustee according to its absolute discretion, but the Trustee meanwhile may pay to or expend for the support, comfort, and maintenance of such Participant, former Participant or Beneficiary, may pay to or expend for the support, comfort and maintenance of his spouse and/or may pay to or expend for the support, comfort and maintenance of his child or children, such sums and such sums only, as directed by the Plan Administrator, in writing, retaining any undistributed part of such property until such Participant's, former Participant's or Beneficiary's death.

               15.3 DISTRIBUTION OF ASSETS ON DEATH. If any person who shall be subject to the provisions of Section 15.2 hereof shall die before receiving all of such property which he would have received except for the operation of the provisions of said Section 15.2, then, upon or after his death, such undistributed property shall be disposed of as follows:

               (a) If such person was a Participant, such undistributed property shall be disposed of as provided in such Participant's designation of Beneficiary on file with the Trustee at the time of his death, or as provided in Section 11.7 in the event that such designation shall not provide for complete distribution of such undistributed property or no designation of Beneficiary shall be on file with the Trustee; or

               (b) If such person shall be a Beneficiary of a Participant, such undistributed property shall be distributed to the person or persons who upon such Beneficiary's death would be entitled to inherit such undistributed property under the laws of Ohio then in force if such undistributed property had then belonged to such Beneficiary and he had then died intestate domiciled in Ohio.

               15.4       NO RIGHT TO BENEFITS BY ALTERNATE PAYEE.  Sections
15.2 and 15.3 above shall not be deemed to prohibit the creation, assignment or recognition of a right to any benefit under the Plan payable in respect of a Participant to an alternate payee pursuant to a qualified domestic relations order.

               15.5 NOTIFICATION OF PARTIES AND DETERMINATION WHETHER QUALIFIED. In the event the Plan is served with a domestic relations order, the Plan Administrator shall promptly notify the concerned Participant and any concerned alternate payee of the receipt of such domestic relations order and the Plan's procedures for determining whether such domestic relations order is a qualified domestic relations order. Within a reasonable time after receipt of such domestic relations order, the Plan Administrator shall determine whether such domestic relations order is a qualified domestic relations order and shall notify the Participant and any concerned alternate payee of its determination.

               15.6 INTERIM PROCEDURES. During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (whether by the Plan Administrator, a court of competent jurisdiction, or otherwise), the Plan Administrator shall credit to a new separate account under the Plan the amounts which would have been payable to an alternate payee during such period if the order had been, during such period, determined to be a qualified domestic relations order, and shall debit the appropriate accounts of the Participant with respect to whom the domestic relations order was issued for such amounts. If, within eighteen (18) months after the Plan is served with such domestic relations order, the domestic relations order (or a modification thereof) is determined to be a qualified domestic relations order, the Plan Administrator shall hold and dispose of the amounts credited to the segregated account established with respect to such domestic relations order in accordance with the terms of the qualified domestic relations order. If within eighteen (18) months after the Plan is served with such domestic relations order, it is determined that the domestic relations order is not a qualified domestic relations order or the issue with respect to whether the domestic relations order is a qualified domestic relations order is not resolved, the Plan Administrator shall transfer the amounts credited to the segregated account to the appropriate Accounts maintained for the benefit of the person who would have been entitled to such amounts as though the Plan had never been served with such domestic relations order. Any determination that a domestic relations order is a qualified domestic relations order which is made after the close of the eighteen (18) month period after the Plan was served with such domestic relations order shall be applied prospectively only.

               15.7 INVESTMENT OF SEPARATE ACCOUNT. The amounts credited to any new separate account which has been created under Section 15.6 above after the Plan is served with a domestic relations order shall be invested as the Plan Administrator shall direct until the Plan Administrator makes a determination whether such domestic relations order is a qualified domestic relations order.

               15.8 REVIEW PROCEDURES. Any Participant or alternate payee who is affected by a domestic relations order served upon the Plan may request a review by such Committee of the Plan Administrator's determination with respect to the qualification or lack of qualification of such domestic relations order upon written notice to the Benefit Appeals Committee appointed pursuant to Article 14 hereof. Any such review by the Committee shall be subject to the rules and procedures set forth in Article 14 hereof.

               15.9 STATUS OF ALTERNATE PAYEE. Any alternate payee who is entitled to receive amounts from the Plan pursuant to a qualified domestic relations order shall, with respect to the Plan, to the extent of the alternate payee's interest in the Plan, have such rights as are specified in the qualified domestic relations order.

              15.10 IMMEDIATE LUMP SUM PAYMENTS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding anything contained in the Plan to the contrary, an immediate lump sum distribution shall be made to an Alternate Payee if such distribution is authorized by a Qualified Domestic Relations Order, even if the affected Participant is not eligible for an early retirement benefit in accordance with Section 11.2 of the Plan.

                                   ARTICLE 16
                                   ----------
                           AMENDMENT AND TERMINATION
                           -------------------------


               16.1 AUTHORITY TO AMEND OR TERMINATE PLAN. This Plan may be modified, altered, amended, changed or terminated by a writing executed on behalf of the Company with respect to all or any one of the Participating Companies by its proper officer or officers, without the consent of any Participating Company, but no rights of Participants, former Participants or Beneficiaries receiving benefits under this Plan and no other vested rights or optional forms of benefit under this Plan shall in any way be modified except as permitted by law and except that such rights may be modified if such a modification is necessary to establish or to continue the qualified status of this Plan under the terms of Section 401 of the Code. This Plan, as amended and restated herein, may be modified and amended retroactively, if necessary, to secure exemption effective on the Restatement Date, under Section 401 of the Code. After an amendment is adopted, a copy shall be furnished to the Trustee.

               16.2 PROCEDURES UPON TERMINATION OF PLAN. Upon termination of this Plan with respect to any Participating Company, all assets of the Trust Fund held on behalf of Participants employed by such Participating Company, after deduction therefrom of such Participating Company's proportionate share of any accrued expenses and fees of the Trustee and any expenses and fees relating to such termination incurred or to be incurred by the Trustee, shall be allocated among the then existing Accounts of Participants employed by such Participating Company. Each such Account shall be allocated that portion of such assets of the Trust Fund which bears the same relationship to the total of such assets as the amount then standing credited to such Account bears to the total amounts then standing credited to all Accounts of Participants employed by such Participating Company. All such amounts allocated to the Accounts of Participants employed by such Participating Company at the time of termination of this Plan shall be fully vested and nonforfeitable. The amounts thus allocated shall be forthwith distributed to the Participant for whose benefit the Accounts were established if he is living on the date of termination, or if he shall have died before distribution, to his designated Beneficiary, or in the event that his designation of Beneficiary shall not provide for complete distribution of such amounts or not designation of Beneficiary shall be on file with the Trustee, in accordance with the provisions of Section 11.7.

               Upon termination of this Plan with respect to any Participating Company, all annuity policies held by the Trustee on behalf of Participants who were employed by such Participating Company shall be delivered, and all rights therein shall be transferred to those persons then receiving benefits or entitled to receive benefits from them. The Plan Administrator may direct that any spendthrift provisions contained in such annuity contracts shall be continued in effect or terminated.

               16.3 PARTIAL TERMINATIONS; COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Upon the partial termination of this Plan or upon complete discontinuance of contributions to this Plan by any

Participating Company, all amounts allocated at the time of such partial termination or complete discontinuance to the Accounts of Participants affected by such partial termination or complete discontinuance shall be fully vested and nonforfeitable. However, after any such partial termination or complete discontinuance of contributions the Trustee shall continue to administer this Plan in the manner in which this Plan was administered before any such partial termination and a Participant shall only be entitled to receive benefits upon the occurrence of an event which under the terms of this Plan would entitle him to receive such benefits. For purposes of this Section 16.3, the Trustee shall not treat an event as a partial termination unless: (i) the Company has so designated such event in a writing delivered to the Trustee; or (ii) such event has been finally and expressly determined to be either a partial termination or a complete discontinuance of contributions within the meaning of Section 411(d) of the Code in an administrative or judicial proceeding to which both the Company and the Commissioner of Internal Revenue or his delegate were parties.

                                   ARTICLE 17
                                   ----------
                              TOP-HEAVY PROVISIONS
                              --------------------


               17.1 APPLICATION OF SPECIAL LIMITATIONS IF PLAN IS TOP HEAVY. During any Plan Year that this Plan is top-heavy, as determined in accordance with Section 17.2 hereof, the special restrictions contained in Sections 17.3, 17.4 and 17.5 hereof shall apply.

               17.2 DEFINITIONS TO DETERMINE WHETHER PLAN IS TOP HEAVY. This Plan shall be considered to be top-heavy in any Plan Year if, as of the determination date for such Plan Year, all the aggregation groups of which this Plan is a member are top-heavy groups. In the event that in any Plan Year this Plan is a member of an aggregation group which is not a top-heavy group, this Plan shall not be considered to be top-heavy for such Plan Year.

               Unless the context otherwise indicates, the following terms used herein shall have the following meanings whenever used in this Article 17:

               (a) "determination date" shall mean, for the first Plan Year, the last day thereof, and thereafter shall mean, for any other Plan Year, the last day of the preceding Plan Year;

               (b) "key employee" shall mean a "key employee" as described in Section 416(i) of the Code which is hereby incorporated by reference and which is described for informational purposes herein as any Employee or former Employee of a Participating Company or an Affiliate who at any time during the Plan Year, or the four (4) preceding Plan Years is:

                            (i) an officer of a Participating Company or an Affiliate having Testing Compensation from the Participating Company and all Affiliates for the Plan Year of determination greater than

                               Forty-Five Thousand Dollars ($45,000.00) or, if greater, fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code (plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code);

                           (ii) a one-half of one percent (.5%) actual or constructive owner of a Participating Company or an Affiliate who owns one of the ten (10) largest interests in a Participating Company or an Affiliate and who is an Employee of a Participating Company or an Affiliate having Testing Compensation from a Participating Company and all Affiliates for the Plan Year of determination greater than Thirty Thousand Dollars ($30,000.00) or, if greater, the amount specified in Section 415(c)(1)(A) of the Code (plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code);

                          (iii) a five percent (5%) actual or constructive owner of a Participating Company or an Affiliate; or

                           (iv) a one percent (1%) actual or constructive owner of a Participating Company or an Affiliate having Testing Compensation from a Participating Company and all Affiliates for the Plan Year of determination greater than One Hundred Fifty Thousand Dollars ($150,000.00);

                          provided that any such Employee also performed services for a Participating Company or an Affiliate during the five (5) Plan Year period ending on the determination date; and provided that an amount held for the Beneficiary of a key employee who is deceased shall be deemed to be an amount held for a key employee;

               (c) "non-key employee" shall mean any Employee of a Participating Company or an Affiliate who is not a key employee including any Employee who was formerly a key employee;

               (d) "permissive aggregation group" shall mean the required aggregation group plus each pension, profit sharing and stock bonus plan of a Participating Company or any Affiliate, including each such plan terminated during the five (5) year period ending on the determination date, which, when considered as a group with the required aggregation group, would continue to comply with Sections 401(a)(4) and 410 of the Code;

               (e) "required aggregation group" shall mean each pension, profit sharing and stock bonus plan of a Participating Company or any Affiliate, including each such plan terminated during the five (5) year period ending on the determination date, in which a key employee is a participant and each other pension, profit sharing and stock bonus plan which enables such plans to meet the requirements of Section 401(a)(4) or 410 of the Code;

               (f) "top heavy group" shall mean any aggregation group if the sum, as of the determination date, of:

                            (i) the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group; and

                           (ii) the aggregate of the account balances of key employees under all defined contribution plans included in such group;

                          exceeds sixty percent (60%) of a similar sum determined for all Participants, former Participants and Beneficiaries permitted to be taken into account pursuant to Section 416(g) of the Code, with such values being determined for each plan as of the most recent valuation date occurring within the twelve
                          (12) month period ending on the determination date and subject to appropriate adjustments under said
                          Section 416(g) and lawful regulations issued thereunder, including the requirement that benefits and accounts of an Employee be increased by the aggregate distributions with respect to such Employee during the five (5) year period ending on the determination date; and

               (g)        "valuation date" means:

                            (i) in the case of a defined contribution plan, a date as of which account balances are valued,

                           (ii) in the case of a defined benefit plan, a date as of which liabilities and assets are valued for computing plan costs for purposes of determining the plan's minimum funding
                               requirements under Section 412 of the Code.

               In making any of the aforementioned determinations, contributions due but unpaid as of the determination date shall be included in determining the value of Account balances, if any. In addition, the actuarial factors and assumptions set forth in the defined benefit plans included in the aggregation groups shall be utilized in determining the present value of cumulative accrued benefits. Furthermore, for purposes of making the aforementioned calculations with respect to defined benefit plans, proportional subsidies, and benefits not relating to retirement benefits such as pre-retirement death and disability benefits and post retirement medical benefits, are to be disregarded but nonproportional subsidies are to be taken into account.

               17.3 TOP-HEAVY MINIMUM CONTRIBUTIONS. During any Plan Year that this Plan is top-heavy, a Participating Company shall make a contribution on behalf of each non-key employee employed by such Participating Company who is a Participant on the Allocation Date coinciding with the last day of such year, or was a Participant whose employment terminated on or as of said Allocation Date which is at least equal to the greater of (a) or (b) below where:
               (a)        equals the lesser of (i) or (ii) below where:

                            (i) equals three percent (3%) of the non-key employee's Testing Compensation from the Participating Company and all Affiliates during the Plan Year; and

                           (ii) equals the largest percentage of Testing Compensation from the Participating Company and all Affiliates (disregarding any such

                               Testing Compensation in excess of One Hundred Fifty Thousand Dollars ($150,000.00) (plus such adjustments for increases in the cost of living as shall be prescribed by the Secretary of the Treasury pursuant to Section 401(a)(17) of the
                               Code) per Plan Year per key employee) provided to any key employee by the contributions of the Participating Company; and

               (b) equals such other percent of the non-key employee's Testing Compensation from the Participating Company and all Affiliates as may be necessary to satisfy the requirements of Section 401 and 416 of the Code as prescribed by the Secretary of the Treasury in lawful regulations.

               If this Plan is top-heavy for a Plan Year and if a Participant who is a non-key employee is also a participant in any other defined contribution plan maintained by a Participating Company, the minimum provided hereunder shall be provided before any minimum under such other plan and shall reduce the amount of the top-heavy minimum, if any, required thereunder. Furthermore, if this Plan is top-heavy for a Plan Year and if a Participant who is a non-key employee is also a participant in any defined benefit plan maintained by a Participating Company, the minimum provided under such defined benefit plan shall be provided before any minimum under this Plan and the benefit provided under such defined benefit plan shall be offset by the actuarial equivalent of the amounts, if any, in the Participant's Accounts under this Plan and any other defined contribution plan maintained by a Participating Company.

               17.4 DETERMINATION OF SUPER TOP-HEAVY PLAN. This Plan shall be considered to be super top-heavy in any Plan Year if, as of the determination date for such Plan Year, all the aggregation groups of which this Plan is a member are super top-heavy groups. The foregoing determination shall be made as provided in Section 17.2 above for the calculation of top-heavy status, except that for purposes of this Section 17.4, subparagraph (f) of said Section 17.2 shall be modified by the substitution of the words "super top-heavy group" for the words "top-heavy group" in said subparagraph (f) and by the substitution of the percentage "ninety percent (90%)" for the percentage "sixty percent (60%)" in said subparagraph (f).

               17.5 LIMITATIONS ON ANNUAL ADDITIONS UNDER TOP-HEAVY PLAN. During any Plan Year that this Plan is top-heavy or super top-heavy, the limitations on Annual Additions and annual benefits under Section 415 of the Code as described in Article 21 hereof shall be modified as required by Section 416(h) of the Code. Notwithstanding the previous sentence, the modifications set forth in this Section 17.5 shall not apply for a Plan Year if the Plan is top-heavy but not super top-heavy for such Plan Year and if the amount contributed for each Participant who is a non-key employee is computed by substituting the percentage "4%" for "3%" in Section 17.3(a) above or if each Participant who is a non-key employee accrues a benefit or is allocated a contribution which, in the aggregate, satisfies the requirements of Section 416(h)(2) of the Code under another one or more pension, profit sharing or stock bonus plans which are maintained by the Participating Companies or any Affiliate. In the event that the Annual Additions or annual benefits of a key employee shall be in excess of the limitations on Annual Additions or annual benefits, as described in Article 21 hereof as modified herein, no contributions shall be allocated to a Participant's Accounts under this Plan until he is brought into compliance or this Plan ceases to be top-heavy or super top-heavy, as the case may be.

                                   ARTICLE 18
                                   ----------
                    ROLLOVERS AND TRANSFERS INVOLVING OTHER
                    ---------------------------------------
                           QUALIFIED RETIREMENT PLANS
                           --------------------------


               18.1 ROLLOVERS AND TRANSFERS FROM OTHER TAX QUALIFIED PLANS OF AFFILIATES.

In the event that:

               (a) any Employee of a Participating Company shall have been, prior to his becoming an Employee of a Participating Company, a participant under another qualified retirement plan sponsored by a Participating Company or an Affiliate which met the requirements of Section 401(a) of the Code; and

               (b)        either:

                            (i) the custodian or trustee of the assets held pursuant to said plan on behalf of said Employee; or

                           (ii) the custodian or trustee of the assets of an individual retirement account established pursuant to Section 408 of the Code to hold the assets distributed to said Employee from said plan; or

                          (iii) the Employee who holds assets distributed to him during the preceding sixty (60) days from such plan or from an individual retirement account described in paragraph (ii) above;

                          shall agree to transfer said assets to the Trustee hereunder; and

               (c) the assets to be so transferred shall not be made available to said Employee in the course of the transfer except to the extent permitted by paragraph
                          (b)(iii) above; and

               (d)        the Plan Administrator consents to the transfer;

the Trustee hereunder shall accept such transferred assets and hold and administer them pursuant to the terms and provisions of this Plan and this
Article 18.

               Upon the receipt of said assets, the Trustee shall appropriately credit such amount to a Rollover Account established for the Employee on whose behalf the assets were so transferred.

               18.2 TRANSFER TO ANOTHER QUALIFIED RETIREMENT PLAN. In the event that:

               (a) any Participant hereunder shall terminate his employment and subsequently become a participant under the qualified retirement plan of another employer, which plan satisfies the requirements of
                          Section 401 of the Code;

               (b) said former Participant shall have amounts credited to an Account held for him hereunder which have not been distributed to the former Participant and which are distributable to the former Participant;

               (c)        either

                            (i) the custodian or trustee of the assets of such other plan shall apply to the Trustee hereunder for transfer to it of assets held pursuant to this Plan representing said former Participant's Accounts; or

                           (ii) such other plan shall provide for the receipt of assets transferred to it from other qualified retirement plans;

               (d) the assets to be transferred shall not be made available to said Participant in the course of the transfer except to the extent permitted by Section 402(a)(5) of the Code; and

               (e) the Plan Administrator shall consent to such transfer;

the Trustee hereunder agrees to transfer to the applying trustee an amount equal to the Participant's Vested Interest on the date of transfer. Said transfer shall not be made until the Plan Administrator is assured to its full satisfaction that the Participant's interest to be transferred shall be fully vested and nonforfeitable under the terms of such other plan, that said interest shall continue to be subject to the joint and survivor annuity requirements, if required by applicable federal law, similar to the provisions contained in Article 12 hereof, and that said interest shall neither be alienable, nor otherwise subject to disposition or encumbrance by the Participant.

                                   ARTICLE 19
                                   ----------
                             TRANSFERRED EMPLOYEES
                             ---------------------


               19.1 TRANSFER FROM A PARTICIPATING COMPANY OR STATUS TO A NON-PARTICIPATING COMPANY OR STATUS.

In the event that a Participant's employment is transferred from a Participating Company to an Affiliate that is not a Participating Company or, effective June 1, 1990, a Participant's employment status is changed to an employee group that is ineligible to participate, then such Participant:

               (a) shall continue to earn Vesting Service while he is employed by an Affiliate and otherwise satisfies the provisions of Section 2.41 below;

               (b) shall be eligible in the year that he transfers employment to have a portion of a Participating Company's contribution and forfeitures allocated to either his Profit Sharing Account, Employer Base Account or his Deferred Pay Account pursuant to
                          Article 5 or Article 9 based upon:

                            (i) his Compensation paid from such Participating Company up to and including his date of transfer of employment;

                           (ii) his completion of at least one thousand (1,000) Hours of employment with such Participating Company and such Affiliate during such year;

                          (iii) his continued employment with such Affiliate on the last day of such year; and

               (c) shall continue as an inactive Participant in the Plan with his Accounts held hereunder being periodically revalued pursuant to Article 8 and eligible for distribution upon his Termination of Employment with a Participating Company or any Affiliate; provided, however, that no further contributions or forfeitures shall be allocated to his Account except as set forth in paragraph (b) above.

               19.2 TRANSFER FROM A NON-PARTICIPATING COMPANY OR STATUS TO A PARTICIPATING COMPANY OR STATUS.

In the event that a Participant's employment is transferred from an Affiliate that is not a Participating Company to a Participating Company or, effective June 1, 1990, a Participant's employment status is changed to an employee group that is ineligible to participate, such Participant:

               (a) shall be eligible to participate in the Plan as of his date of transfer of employment provided that he had completed at least six (6) months of eligibility service as determined on or after December 1, 1992 under Section 3.2 above as of the June 1 or December 1 coincident with or preceding such date of transfer of employment;

               (b) if he immediately participates in the Plan as set forth in paragraph (a) above, shall be eligible in the year that he transfers employment to have a portion of a Participating Company's contribution and forfeitures allocated to either his Profit Sharing Account, Employer Base Account or his Deferred Pay Account pursuant to Article 5 or Article 9 based upon his Compensation paid by such Participating Company from such date of transfer of employment provided he satisfies the other requirements for such allocation pursuant to said Article 5 or Article 9; and

               (c) shall be credited with the Hours he completed as an Employee of such Affiliate for purposes of determining active participation pursuant to Section
                          3.2 hereof, One (1) Year Breaks-In-Service pursuant to Section 2.24 hereof and Vesting Service pursuant to Section 2.41 hereof; and

               (d) shall be credited with a Vested Percentage equal to the greater of the Vested Percentage he was entitled to on the date of his transfer of employment under any tax qualified retirement plan maintained by such Affiliate or the Vested Percentage determined hereunder pursuant to this Section 19.2 and Section 2.40.

                                   ARTICLE 20
                                   ----------
                            PARTICIPATING COMPANIES
                            -----------------------


               20.1 DESIGNATION OF PARTICIPATING COMPANIES. The Participating Companies and their entry dates and termination dates are as follows:

                Participating Company                      Adoption Date              Termination Date
                ---------------------                      -------------              ----------------
  The Ohio Mattress Company Licensing and                     01/01/83
  ---------------------------------------                     --------
  Components Group, formerly known as Sealy,
  ------------------------------------------
  Incorporated in facilities located at:
  --------------------------------------

           Chicago, Illinois
           -----------------
           Delano, Pennsylvania
           --------------------
           Colorado Springs, Colorado
           --------------------------
           Rensselaer, Indiana
           -------------------

  Sealy Mattress Manufacturing Company, Inc. in               01/01/83
  ---------------------------------------------               --------
  facilities located at:
  ----------------------

           Millville, New Jersey
           ---------------------
           Clarion, Pennsylvania
           ---------------------
           Lexington, North Carolina
           -------------------------
           Orlando, Florida
           ----------------
           Denver, Colorado
           ----------------
           Phoenix, Arizona
           ----------------
           Portland, Oregon
           ----------------
           Richmond, California
           --------------------
           Southgate, California
           ---------------------
           Honolulu, Hawaii
           ----------------

  Sealy Connecticut, Inc. in facilities located               01/01/88
  ---------------------------------------------               --------
  at:
  ---

           Oakville, Connecticut
           ---------------------
           Putnam, Connecticut
           -------------------
  Sealy of Maryland and Virginia, Inc. in                     01/01/88
  ---------------------------------------                     --------
  facilities located at:
  ----------------------

           Williamsport, Maryland (formerly located
           ----------------------------------------
           at Baltimore, Maryland)
           -----------------------

  Sealy Mattress Company of Albany, Inc. in                   01/01/88
  -----------------------------------------                   --------
  facilities located at:
  ----------------------

           Albany, New York
           ----------------
           St. Paul, Minnesota
           -------------------

                                              102

                Participating Company                      Adoption Date              Termination Date
                ---------------------                      -------------              ----------------
  Sealy Mattress Company of Michigan,                         01/01/88
  -----------------------------------                         --------
  Inc. in facilities located at:
  ------------------------------

           Taylor, Michigan
           ----------------
  Sealy Mattress Company of Kansas City, Inc. in              12/01/88
  ----------------------------------------------              --------
  facilities located at:
  ----------------------

           Kansas City, Kansas
           -------------------

  Sealy Mattress Company of Illinois in facilities           06/01/90
  ------------------------------------------------           ---------
  located at:
  -----------

           Batavia, Illinois
           -----------------
           Watertown, Wisconsin
           --------------------
           Grand Rapids, Michigan
           ----------------------

  Sealy, Inc. (formerly (OMT Corp.) in facilities             06/01/90
  -----------------------------------------------             --------
  located at:
  -----------

           Cleveland, Ohio
           ---------------
  The Stearns & Foster Bedding                                06/01/90
  ----------------------------                                --------
  Company in facilities located at:
  ---------------------------------

           South Brunswick, New Jersey
           ---------------------------
           Batavia, Illinois
           -----------------
           Conyers, Georgia
           ----------------
           Lockland, Ohio
           --------------
           Miami, Florida
           --------------
           Mira Loma, California
           ---------------------
           Tukwila, Washington
           -------------------

  Stearns & Foster Upholstery Furniture Co. in                06/01/90
  --------------------------------------------                --------
  facilities located at:
  ----------------------

           Columbiana, Ohio
           ----------------
           Pontotoc, Mississippi
           ---------------------

  Sealy Mattress Company in facilities  located               06/01/90
  ---------------------------------------------               --------
  at:
  ---

           Atlanta, Georgia
           ----------------
           Brenham, Texas
           --------------
           Fort Worth, Texas
           -----------------
           Medina, Ohio
           ------------
           Rio Piedras, Puerto Rico
           ------------------------
           Randolph, Massachusetts
           -----------------------

  Sealy Mattress Company of Memphis in facilities
  -----------------------------------------------
  located at:                                                 02/16/94
  -----------                                                 --------

           Memphis, Tennessee
           ------------------

               20.2 DESIGNATION OF PARTICIPATING COMPANIES. A subsidiary or Affiliate of the Company may become a Participating

Company under this Plan as of the first day of any month. Such a subsidiary or Affiliate shall become a Participating Company by an amendment to Section 20.1 hereof which specifies the name of the subsidiary or Affiliate, its entry date and the location of each facility that will participate in the Plan. Such amendment shall be executed by the Company and consented to by the subsidiary or Affiliate.

               20.3 ADOPTION OF SUPPLEMENTS. The Company may determine that special provisions shall be applicable to some or all of the Employees of a Participating Company, either in addition to or in lieu of the provisions of this Plan, or may determine that certain Employees otherwise eligible to participate in this Plan shall not be eligible to participate in this Plan. In such event, the Company shall adopt a Supplement with respect to the Participating Company which employs such individuals which Supplement shall specify the Employees of the Participating Company covered thereby and the special provisions applicable to such Employees. Any Supplement shall be deemed to be a part of this Plan solely with respect to the Employees specified therein.

               20.4 AMENDMENT OF SUPPLEMENTS. The Company, from time to time, may amend, modify or terminate any Supplement; provided, however, that no such action shall operate so as to deprive any Employee who was covered by such Supplement of any vested rights to which he is entitled under this Plan or the Supplement.

               20.5 TERMINATION OF PARTICIPATION OF PARTICIPATING COMPANY. A Participating Company may terminate this Plan with respect to Participants employed by said Participating Company by an instrument in writing executed on behalf of the Participating Company and delivered to the Company and the Trustee. The Trustee shall thereupon administer the Accounts of the Participants employed by said Participating Company in the manner set forth below:

               (a) If the Participating Company ceases to be a Participating Company but continues to be an Affiliate, the affected Accounts shall be treated as those of transferred Employees as described in
                          Section 19.1 hereof unless other provision is made therefor at such time.

               (b) If the Participating Company ceases to be a Participating Company and also ceases to be an Affiliate, the affected Accounts shall be treated as if the Participant had incurred a Termination of Employment on the date of cessation of Affiliate status and the Participant's Vested Interest shall become distributable as if such a Termination of Employment had occurred subject to the limitations on distributions under such circumstances as set forth in Section 401(k) of the Code determined as if such limitations applied to the Participant's entire Vested Interest and not merely amounts contributed under Section 401(k) of the Code.

               20.6 DELEGATION OF AUTHORITY. The Company is hereby fully empowered to act on behalf of itself and the other Participating Companies as it may deem appropriate in maintaining the Plan. Without limiting the generality of the foregoing, such actions include obtaining and retaining tax qualified status for the Plan and appointing attorneys-in-fact in pursuit thereof. Furthermore, the adoption by the Company of any amendment to the Plan or the termination thereof, will constitute and represent, without any further action on the part of any Participating Company, the approval, adoption, ratification or confirmation by each Participating Company of any such amendment or termination.

In addition, the appointment of or removal by the Company of any member of the Benefit Appeals Committee, any Plan Administrator, Trustee, Investment Manager or other person under the Plan shall constitute and represent, without any further action on the part of any Participating company, the appointment or removal by each Participating Company of such person.

                                   ARTICLE 21
                                   ----------
                        LIMITATIONS ON ANNUAL ADDITIONS
                        -------------------------------


               21.1 MAXIMUM ANNUAL ADDITIONS. Notwithstanding anything contained in this Plan to the contrary, in no event shall a Participant's Annual Additions and annual amount of retirement benefits be greater than the maximum allowable amounts determined in accordance with Section 415 of the Code and regulations thereunder, taking into account Section 1106 of the Tax Reform Act of 1986, Section 235(g) of the Tax Equity and Fiscal Responsibility Act of 1982 and Section 2004(d) of ERISA which, respectively, are incorporated herein by reference.

               21.2 REDUCTION OF EXCESS BENEFITS. In the event that a Participant has excess Annual Additions, adjustment under Section 415 of the Code shall be made in the following order:

               (a) first, employee deferred pay contributions made pursuant to a Participant's election under Section
                          4.1 hereof shall be reduced;

               (b)        second, employer base contributions made pursuant to
                          Section 5.1 hereof shall be reduced;

               (c)        third, profit sharing contributions made pursuant to
                          Section 5.1 hereof shall be reduced; and

               (d) fourth, the accrued benefit of such Participant under any defined benefit pension plan maintained by a Participating Company or Related Employer shall be reduced.

               21.3 DEFINITIONS. For purposes of calculating the maximum allowable amounts under Section 21.1 hereof, a Participant's "Annual Additions" and "Limitation Year" shall have the same meaning as that set forth in Sections
2.5 and 2.21 hereof
and his compensation shall mean his "Testing Compensation" as defined in
Section 2.35(a) of this Plan and paid and includible in gross income during the Limitation Year.

               21.4 SUSPENSE ACCOUNT. In the event that, after the application of Section 21.2 above, there still remain Participating Company contributions which, if allocated to a Participant, would be in excess of the limits on Annual Additions set forth in Section 21.1 hereof, and which arise as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation or other limited facts and circumstances which the Commissioner of Internal Revenue finds justify the availability of the rules set forth in this Section 21.4, such excess amounts shall be used in the next Limitation Year and any succeeding Limitation Years, as necessary, to reduce Participating Company contributions which would otherwise be made for such Participant in such Limitation Year or Years. In the event such a Participant terminates employment at a time when excess amounts still remain on his behalf, such excess amounts shall be used as follows:

               (a) excess amounts which represent profit sharing contributions by the Participating Company shall be used to reduce the profit sharing contributions for all Participants employed by the Participating Company; and

               (b) excess amounts which represent deferred pay contributions shall be paid directly to him by the Participating Company.

Until any excess amounts described above are used to reduce Participating Company contributions, they shall be held in a suspense account.

               Effective June 1, 1990, a suspense account established under this Section 21.4 shall be subject to the periodic valuation procedure described in Article 8 hereof and will be adjusted to take account of the income and/or gains or losses of the investment funds of the Trust Fund; for periods on and after the Restatement Date but prior to June 1, 1990, such suspense account shall not be subject to the periodic valuation procedure described in Article 8 hereof. Notwithstanding any other provisions of this Plan to the contrary (and specifically Section 22.5 hereof), in the event this Plan is terminated at a time when there are amounts credited to a suspense account pursuant to this Section 21.4, such amounts shall be returned to the appropriate Participating Companies. In the event that amounts representing deferred pay contributions are returned to such Participating Companies hereunder, the appropriate Participating Company shall make payments to the Participants on whose behalf such contributions were made equal to the total of said refunded amounts.

                                   ARTICLE 22
                                   ----------
                                 MISCELLANEOUS
                                 -------------


               22.1 RESPONSIBILITY OF INSURANCE COMPANY. No insurance company shall be deemed to be a party to this Plan for any purpose, nor shall it be responsible for the validity of this Plan. No such company shall be required to look into the terms of this Plan or question any action of the Trustee hereunder or under the Trust Agreement, nor be responsible to see that any action of the Trustee is authorized by the terms of this Plan or the Trust Agreement. Any such insurance company shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, or for any change made or action taken by such insurance company upon such direction, and no insurance company shall be obligated to see to the distribution or further application of any moneys so paid by it. The certificate of the Trustee may be received by any insurance company as conclusive evidence of any of the matters mentioned in this Plan, and each insurance company shall be fully protected in taking or permitting any action on the faith thereof and shall incur no liability or responsibility for doing so.

               22.2 EFFECT OF INSOLVENCY OR CONSOLIDATION ON PLAN. In the event a Participating Company shall at any time be judicially declared bankrupt or insolvent, or in the event of its dissolution, merger or consolidation without any provisions being made for the continuation of this Plan, the Plan created hereunder shall terminate as to Participants employed by such Participating Company and the Trustee shall make distributions as provided in Section 21.2 hereof.

               22.3 MERGER OR TRANSFER OF PLAN ASSETS. In the event the Plan shall merge or consolidate with, or transfer any of its assets or liabilities to any other plan, each Participant shall be entitled to receive, if the Plan were terminated immediately thereafter, a benefit which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated, in accordance with Section 414(1) of the Code and Section 208 of ERISA.

               22.4       LIMITATION ON RIGHTS GRANTED TO PARTICIPANTS.
Neither anything contained herein, nor any contribution made hereunder, nor any other acts done in pursuance of this Plan, shall be construed as entitling any Participant to be continued in the employ of a Participating Company or any Affiliate for any period of time nor as obliging a Participating Company or any Affiliate to keep any Participant in its employ for any period of time, nor shall any Employee of a Participating Company or any Affiliate nor anyone else have any rights whatsoever, legal or equitable, against a Participating Company or the Trustee as a result of this Plan except those expressly granted to him hereunder.

               22.5 NON-REVERSION OF PLAN ASSETS TO PARTICIPATING COMPANIES; EXCEPTIONS. No contribution or payment by a Participating Company to the Trustee of this Plan, nor any income of the Trust Fund, shall in any event revert or be credited to or be used for the benefit of a Participating Company, and all such contributions, payments and income shall be used solely and exclusively for the benefit of the Participants and their Beneficiaries under this Plan, except that the Trustee shall return to a Participating Company upon written request of such Participating Company:

               (a) any contributions made by the Participating Company by a mistake of fact, provided such contributions are returned to the Participating Company within one (1) year after the date such contributions were made;

               (b) any contributions made for Plan Years during which this Plan does not initially qualify under Section 401(a) of the Code, provided such contributions are returned to the Participating Company within one (1) year after the date of denial of qualification, but only if an application for determination was made with the Internal Revenue Service by the time prescribed by law for filing the Participating Company's tax return for the Taxable Year in which the Trust and Plan was adopted, or on such later date as the Secretary of the Treasury may prescribe; and

               (c) any contributions, to the extent that their deduction is disallowed under Section 404 of the Code, provided that such disallowed contributions are returned to the Participating Company within one (1) year after the disallowance of the deduction.

Notwithstanding the foregoing, any contributions or part thereof described in
(a), (b) or (c) above that are made to the Plan by a Participating Company pursuant to a Participant's election under Section 4.1 hereof shall not be returned to the Participating Company, but shall instead be returned to the Participant at whose election such contributions were made.

               22.6 PROCEDURES FOR SPOUSAL CONSENT. If any provision of this Plan shall require the consent of the spouse of a Participant, such consent shall be in writing with the signature of the spouse notarized or witnessed by the Plan Administrator. Notwithstanding any provision hereof to the contrary, the consent of the spouse shall not be necessary if it is established to the satisfaction of the Plan Administrator that the signature of the spouse cannot be obtained either because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by lawful regulations. Any consent given by a spouse pursuant to this Section 22.6 shall be effective only with respect to such spouse and shall not be effective with respect to any other spouse of such Participant.

               22.7 SPOUSAL CONSENT. Notwithstanding any provision of this Plan to the contrary, the Plan Administrator, where required by law or where it deems appropriate, may require spousal consent for actions taken, elections made, or the exercise of any rights by a married Participant under this Plan. Any consent by a spouse pursuant to this Section 22.7 shall be made in accordance with Section 22.6 hereof.

               22.8 INDEMNIFICATION. The Participating Companies shall jointly and severally indemnify, defend and hold harmless any officers, Employees or directors or former officers, Employees or directors of any Participating Company or Affiliate for all acts taken or omitted in carrying out the responsibilities of the Company, Participating Companies, Plan Administrator or Benefit Appeals Committee under the terms of this Plan or other responsibilities imposed upon such individuals by ERISA. This indemnification for all acts or omissions is intentionally broad, but shall not provide indemnification for embezzlement or diversion of funds for the benefit of any such individuals, nor shall it provide indemnification for excise taxes imposed under Section 4975 of the Code. The Participating Companies shall indemnify such individuals for expenses of defending an action by a Participant, Beneficiary, government entity or other person, including all legal fees and other costs of such defense. The Participating Companies will also reimburse such an individual for any monetary recovery in a successful action against any such person in any federal or state court or arbitration. In addition, if the claim is settled out of court with the concurrence of the Company, the Participating Companies shall indemnify such person for any monetary liability under said settlement. Notwithstanding the foregoing provisions of this Section 22.8, no indemnification shall be provided with respect to any person who is not an individual officer, Employee or director or former officer, Employee or director of a Participating Company or Affiliate nor with respect to any claim by a Participating Company or Affiliate against such individual.

               22.9 GENDER. Whenever any pronoun is used herein, it shall be construed to include the masculine pronoun, the feminine pronoun or the neuter pronoun as shall be appropriate.

               22.10 STATE LAW. This Plan shall be construed under and in accordance with the law and laws of the State of Delaware and of the United States of America.

               22.11 EFFECT OF AMENDMENT AND RESTATEMENT. Notwithstanding any provision of this Amendment and Restatement to the contrary, this Amendment and Restatement shall not affect the balances credited to the Accounts of any Participant as of the

Restatement Date, which balances shall remain credited to his Accounts until such date subsequent to the Restatement Date as of which his Accounts shall be credited, debited, or adjusted as provided in this Plan, and shall not affect the amount or method of distribution of the Vested Interests of Participants who died, became disabled, retired or terminated employment prior to the Restatement Date.

                 IN WITNESS WHEREOF, Sealy Corporation, by its appropriate
officer duly authorized, has caused this Plan to be executed as of the   21st
                                                                        ------
day of November , 1995.
      ----------
                                                  SEALY CORPORATION

                                                     ("Company")


                                                  By  /s/ Jeffrey C. Claypool
                                                      -----------------------


STATE OF OHIO                     )
                                  ) SS:
COUNTY OF CUYAHOGA                )

                 Before me, a Notary Public in and for said County and State, personally appeared the above-named Sealy Corporation by
    Jeffrey C. Claypool    , its  Vice President  who acknowledged that he did
--------------------------       ----------------
sign the foregoing instrument.

                 IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio, this 21st day of November , 1995.
                              ----        ----------

                                             /s/   Illegible
                                             ---------------------------------
                                                     Notary Public





123/21528ADJ.63A





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